United States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-23112

Janus Detroit Street Trust
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 10/31

Date of reporting period: 1/31/19

Item 1. Schedule of Investments.
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Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares	Value

Common Stocks - 100.0%
Airlines - 1.4%
Allegiant Travel Co.	1,570	$204,100
Hawaiian Holdings, Inc.	4,800	153,696

		357,796
Auto Components - 1.7%
American Axle & Manufacturing Holdings, Inc.*	4,901	72,437
Dorman Products, Inc.*	1,449	124,541
Fox Factory Holding Corp.*	1,667	98,903
Gentherm, Inc.*	1,531	65,159
Horizon Global Corp.*	1,097	2,304
LCI Industries	1,106	91,179

		454,523
Automobiles - 0.2%
Winnebago Industries, Inc.	1,398	39,983
Beverages - 0.4%
National Beverage Corp.	1,115	93,482
Biotechnology - 3.1%
BioSpecifics Technologies Corp.*	2,899	188,377
Enanta Pharmaceuticals, Inc.*	7,738	614,629

		803,006
Building Products - 4.9%
AAON, Inc.	5,062	186,990
American Woodmark Corp.*	1,710	119,614
Apogee Enterprises, Inc.	2,738	93,284
Builders FirstSource, Inc.*	11,148	147,377
Continental Building Products, Inc.*	3,580	94,297
Patrick Industries, Inc.*	2,332	93,047
PGT Innovations, Inc.*	5,630	93,683
Simpson Manufacturing Co., Inc.	4,485	275,289
Universal Forest Products, Inc.	5,991	184,643

		1,288,224
Capital Markets - 1.5%
Cohen & Steers, Inc.	1,524	57,348
Diamond Hill Investment Group, Inc.	114	17,670
Evercore, Inc. - Class A	1,318	117,895
Focus Financial Partners, Inc. - Class A *	1,386	38,974
Hamilton Lane, Inc. - Class A	845	30,648
Houlihan Lokey, Inc.	1,131	50,036
Moelis & Co. - Class A	1,491	65,231
Pzena Investment Management, Inc. - Class A	565	4,950

		382,752
Chemicals - 3.8%
Balchem Corp.	2,125	176,418
Chase Corp.	616	62,105
Livent Corp.*,#	9,564	121,080
Westlake Chemical Corp.	8,461	625,268

		984,871
Commercial Banks - 2.3%
Ameris Bancorp	1,553	58,936
Bank of Princeton	216	6,381
Bankwell Financial Group, Inc.	255	7,370
Byline Bancorp, Inc.*	1,183	22,347
Eagle Bancorp, Inc.*	1,119	61,411
Equity Bancshares, Inc. - Class A *	515	16,351
FB Financial Corp.	1,001	33,113
First Foundation, Inc.*	1,448	21,039
Franklin Financial Network, Inc.*	474	15,106
FVCBankcorp, Inc.*	442	7,735
Hilltop Holdings, Inc.	3,083	56,758
Independent Bank Group, Inc.	993	52,391

	Shares	Value

Common Stocks - (continued)
Commercial Banks - (continued)
Live Oak Bancshares, Inc.	1,157	$16,082
Metropolitan Bank Holding Corp.*	267	9,345
National Commerce Corp.*	674	27,442
Nicolet Bankshares, Inc.*	310	16,954
People's Utah Bancorp	610	17,934
Preferred Bank	500	23,280
RBB Bancorp	615	11,470
Seacoast Banking Corp. of Florida*	1,671	45,986
ServisFirst Bancshares, Inc.	1,745	58,894
TriState Capital Holdings, Inc.*	940	19,138

		605,463
Commercial Services & Supplies - 1.9%
Healthcare Services Group, Inc.	7,171	312,799
Multi-Color Corp.	1,993	92,774
Viad Corp.	1,976	104,135

		509,708
Communications Equipment - 6.0%
Acacia Communications, Inc.*	10,102	439,538
Applied Optoelectronics, Inc.*	4,945	85,944
Casa Systems, Inc.*	20,677	240,680
Ubiquiti Networks, Inc.#	7,388	799,456

		1,565,618
Computers & Peripherals - 0.3%
USA Technologies, Inc.*	14,764	87,255
Construction & Engineering - 1.3%
Argan, Inc.	1,513	63,879
Comfort Systems USA, Inc.	3,610	173,172
Construction Partners, Inc. - Class A *	1,161	13,862
NV5 Global, Inc.*	1,212	85,773

		336,686
Construction Materials - 0.4%
Summit Materials, Inc. - Class A *	7,314	111,612
Diversified Financial Services - 0.2%
FGL Holdings*	7,222	57,126
Electrical Equipment - 0.8%
Atkore International Group, Inc.*	4,575	106,094
TPI Composites, Inc.*	3,353	101,496

		207,590
Electronic Equipment & Instruments - 2.5%
Control4 Corp.*	6,671	132,553
Methode Electronics, Inc.	9,239	237,904
Napco Security Technologies, Inc.*	4,640	72,894
PC Connection, Inc.	6,750	223,628

		666,979
Energy Equipment & Services - 1.8%
Cactus, Inc. - Class A *	6,642	217,990
Liberty Oilfield Services, Inc. - Class A	12,369	188,133
Solaris Oilfield Infrastructure, Inc. - Class A	4,832	72,673

		478,796
Equity Real Estate Investment Trusts (REITs) - 2.0%
CareTrust, Inc.	2,367	52,026
Four Corners Property Trust, Inc.	1,913	54,023
Independence Realty Trust, Inc.	2,533	26,470
Jernigan Capital, Inc.	553	11,989
National Storage Affiliates Trust	1,579	45,949
Physicians Realty Trust	5,167	93,574
Retail Opportunity Investments Corp.	3,182	55,908
STAG Industrial, Inc.	3,054	84,199
Summit Hotel Properties, Inc.	2,924	32,661

	Shares	Value

Common Stocks - (continued)
Equity Real Estate Investment Trusts (REITs) - (continued)
Terreno Realty Corp.	1,661	$67,005

		523,804
Food Products - 1.1%
Calavo Growers, Inc.	419	34,090
Hostess Brands, Inc.*	2,390	27,461
Pilgrim's Pride Corp.*	5,957	120,689
Sanderson Farms, Inc.	546	67,212
Simply Good Foods Co*	1,934	38,274

		287,726
Health Care Equipment & Supplies - 8.0%
Anika Therapeutics, Inc.*	5,661	215,061
Cutera, Inc.*	5,539	79,540
FONAR Corp.*	2,532	55,957
Glaukos Corp.*	12,222	779,641
Heska Corp.*	3,023	298,068
LeMaitre Vascular, Inc.	7,801	185,976
Tactile Systems Technology, Inc.*	7,360	490,029

		2,104,272
Health Care Providers & Services - 4.6%
AMN Healthcare Services, Inc.*	12,640	818,946
National Research Corp. - Class A	10,043	401,519

		1,220,465
Health Care Technology - 2.4%
Simulations Plus, Inc.	6,940	133,664
Tabula Rasa HealthCare, Inc.*	8,153	491,463

		625,127
Hotels, Restaurants & Leisure - 2.2%
Choice Hotels International, Inc.	2,464	195,050
Chuy's Holdings, Inc.*	744	16,904
Dave & Buster's Entertainment, Inc.	1,710	87,979
Hilton Grand Vacations, Inc.*	4,252	129,006
Papa John's International, Inc.	1,383	58,487
Wingstop, Inc.	1,285	84,360

		571,786
Household Durables - 1.7%
Cavco Industries, Inc.*	398	66,183
Century Communities, Inc.*	1,349	31,648
Hooker Furniture Corp.	517	14,874
Installed Building Products, Inc.*	1,369	57,649
iRobot Corp.*	1,214	109,005
LGI Homes, Inc.*,#	996	59,063
M/I Homes, Inc.*	1,225	32,450
New Home Co., Inc.*	896	6,200
TopBuild Corp.*	1,553	82,014

		459,086
Insurance - 0.5%
Goosehead Insurance, Inc. - Class A *	440	12,646
Health Insurance Innovations, Inc. - Class A *	469	17,981
Investors Title Co.	61	10,537
Kingstone Companies, Inc.	349	5,741
Kinsale Capital Group, Inc.	692	40,136
Universal Insurance Holdings, Inc.	1,138	42,925

		129,966
Interactive Media & Services - 0.7%
Cargurus, Inc.*	2,204	94,265
Match Group, Inc.	1,681	89,917

		184,182
Internet & Catalog Retail - 0.9%
Duluth Holdings, Inc. - Class B *	1,282	30,614

	Shares	Value

Common Stocks - (continued)
Internet & Catalog Retail - (continued)
Liberty Expedia Holdings, Inc. - Class A *	2,518	$103,213
Nutrisystem, Inc.	1,290	55,999
Stitch Fix, Inc. - Class A *	1,835	41,196

		231,022
IT Services - 3.1%
Hackett Group, Inc.	7,450	134,025
NIC, Inc.	16,629	272,716
Verra Mobility Corp.*	38,983	407,762

		814,503
Leisure Equipment & Products - 0.4%
Johnson Outdoors, Inc. - Class A	388	24,308
Malibu Boats, Inc. - Class A *	913	37,022
Marine Products Corp.	1,514	21,499
MasterCraft Boat Holdings, Inc.*	821	17,923

		100,752
Life Sciences Tools & Services - 2.2%
Cambrex Corp.*	13,370	583,600
Machinery - 1.7%
Lydall, Inc.*	1,691	44,845
Omega Flex, Inc.	985	62,351
Proto Labs, Inc.*	2,630	326,514

		433,710
Media - 0.5%
AMC Networks, Inc. - Class A *	1,110	69,863
Entravision Communications Corp. - Class A	1,593	6,277
Sinclair Broadcast Group, Inc. - Class A	1,770	54,534

		130,674
Metals & Mining - 0.4%
Warrior Met Coal, Inc.	3,456	99,291
Mortgate Real Estate Investment Trusts (REITs) - 0.1%
Cherry Hill Mortgage Investment Corp.	547	10,120
Granite Point Mortgage Trust, Inc.	1,449	28,284

		38,404
Oil, Gas & Consumable Fuels - 0.3%
Alta Mesa Resources, Inc. - Class A *	31,044	29,740
Evolution Petroleum Corp.	5,850	43,700

		73,440
Personal Products - 0.0%
Natural Health Trends Corp.	271	4,442
Pharmaceuticals - 3.1%
Phibro Animal Health Corp. - Class A	8,051	251,352
Prestige Consumer Healthcare, Inc.*	20,612	575,487

		826,839
Professional Services - 2.4%
BG Staffing, Inc.	987	25,435
Korn Ferry	5,546	252,898
TriNet Group, Inc.*	6,845	312,543
Willdan Group, Inc.*	1,062	35,736

		626,612
Real Estate Management & Development - 0.3%
Consolidated-Tomoka Land Co.	153	9,344
HFF, Inc. - Class A	1,091	45,189
RMR Group, Inc. - Class A	423	27,922

		82,455
Road & Rail - 1.4%
PAM Transportation Services, Inc.*	580	28,507
Saia, Inc.*	2,497	149,745

	Shares	Value

Common Stocks - (continued)
Road & Rail - (continued)
Schneider National, Inc. - Class B	9,131	$193,943

		372,195
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Energy Industries, Inc.*	9,614	493,102
Cabot Microelectronics Corp.	7,203	733,914
FormFactor, Inc.*	18,511	278,035
Ichor Holdings, Ltd.*	5,708	117,413
Ultra Clean Holdings, Inc.*	9,745	115,576

		1,738,040
Software - 13.6%
Alarm.com Holdings, Inc.*	11,991	754,594
Avalara, Inc.*	16,613	662,360
Ebix, Inc.	7,811	446,164
Paylocity Holding Corp.*	12,002	852,502
Qualys, Inc.*	9,836	851,109

		3,566,729
Specialty Retail - 2.4%
Asbury Automotive Group, Inc.*	860	60,759
At Home Group, Inc.*	2,851	62,836
Boot Barn Holdings, Inc.*	1,242	29,100
Camping World Holdings, Inc. - Class A	1,627	23,071
Floor & Decor Holdings, Inc. - Class A *	4,270	146,418
Lithia Motors, Inc. - Class A	986	87,705
MarineMax, Inc.*	1,196	21,265
Penske Automotive Group, Inc.	3,724	174,581
Winmark Corp.	171	26,360

		632,095
Textiles, Apparel & Luxury Goods - 0.0%
Superior Group of Companies, Inc.	670	11,906
Thrifts & Mortgage Finance - 1.1%
Axos Financial, Inc.*	2,048	62,177
Bridgewater Bancshares, Inc.*	980	10,927
FS Bancorp, Inc.	145	7,040
Greene County Bancorp, Inc.	278	8,471
Merchants Bancorp	935	18,298
Meridian Bancorp, Inc.	1,773	28,075
NMI Holdings, Inc. - Class A *	2,161	47,542
OP Bancorp*	514	4,677
PennyMac Financial Services, Inc.	2,526	52,238
Southern Missouri Bancorp, Inc.	303	10,669
Walker & Dunlop, Inc.	1,018	48,935

		299,049
Tobacco - 0.1%
Vector Group, Ltd.	3,507	38,577
Trading Companies & Distributors - 1.7%
BMC Stock Holdings, Inc.*	6,546	112,329
Foundation Building Materials, Inc.*	4,168	38,096
GMS, Inc.*	3,997	75,663
SiteOne Landscape Supply, Inc.*	3,968	211,494

		437,582

Total Common Stocks (cost $27,848,511)		26,279,801

Investment Companies - 2.7%
Investments Purchased with Cash Collateral from Securities Lending - 2.7%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº,£ (cost $706,208)	706,208	706,208

Total Investments (total cost $28,554,719) - 102.7%		26,986,009

Liabilities, net of Cash, Receivables and Other Assets - (2.7%)		(708,575)

			Value

Net Assets - 100%			$26,277,434

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$26,986,009	100.0%
Schedules of Affiliated Investments — (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/19
Investment Companies — 2.7%
Investments Purchased with Cash Collateral from Securities Lending — 2.7%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	$8,673∆	$—	$—	$ 706,208

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 1/31/19
Investment Companies — 2.7%
Investments Purchased with Cash Collateral from Securities Lending — 2.7%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	1,591,064	4,333,733	(5,218,589)	706,208

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2019.
ºº	Rate shown is the 7-day yield as of January 31, 2019.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$26,279,801	$—	$—
Investment Companies	—	706,208	—

Total Assets	$26,279,801	$706,208	$—

Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Other Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended January 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's filing.

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares	Value

Common Stocks - 100.0%
Aerospace & Defense - 1.5%
HEICO Corp.	9,110	$769,795

Airlines - 3.2%
Alaska Air Group, Inc.	9,600	613,920
Allegiant Travel Co.	1,257	163,410
Hawaiian Holdings, Inc.	3,847	123,181
JetBlue Airways Corp.*	23,733	426,957
Spirit Airlines, Inc.*	5,314	312,569

		1,640,037
Auto Components - 1.4%
American Axle & Manufacturing Holdings, Inc.*	5,244	77,506
Dorman Products, Inc.*	1,551	133,308
Fox Factory Holding Corp.*	1,783	105,785
Gentex Corp.	12,314	260,811
Gentherm, Inc.*	1,637	69,671
LCI Industries	1,183	97,527

		744,608
Automobiles - 0.4%
Thor Industries, Inc.	2,500	162,800
Winnebago Industries, Inc.	1,497	42,814

		205,614
Beverages - 0.6%
National Beverage Corp.	3,623	303,752

Biotechnology - 3.2%
BioSpecifics Technologies Corp.*	1,268	82,395
Enanta Pharmaceuticals, Inc.*	3,384	268,791
Ligand Pharmaceuticals, Inc.*	3,704	437,443
United Therapeutics Corp.*	7,595	875,931

		1,664,560
Building Products - 2.2%
American Woodmark Corp.*	1,370	95,832
Builders FirstSource, Inc.*	8,933	118,094
Continental Building Products, Inc.*	2,869	75,569
Patrick Industries, Inc.*	1,869	74,573
PGT Innovations, Inc.*	4,511	75,063
Simpson Manufacturing Co., Inc.	3,592	220,477
Trex Co., Inc.*	4,575	319,152
Universal Forest Products, Inc.	4,801	147,967

		1,126,727
Capital Markets - 1.3%
Cohen & Steers, Inc.	1,605	60,396
Diamond Hill Investment Group, Inc.	120	18,600
Evercore, Inc. - Class A	1,388	124,157
Focus Financial Partners, Inc. - Class A*	1,459	41,027
Hamilton Lane, Inc. - Class A	891	32,317
Houlihan Lokey, Inc.	1,193	52,778
MarketAxess Holdings, Inc.	1,291	277,268
Moelis & Co. - Class A	1,571	68,731

		675,274
Chemicals - 3.0%
Chase Corp.	1,172	118,161
Livent Corp.*,#	18,206	230,488
Westlake Chemical Corp.	16,106	1,190,233

		1,538,882
Commercial Banks - 1.7%
Ameris Bancorp	1,635	62,048
Bank of Princeton	227	6,706
Bank OZK	4,419	134,072

	Shares	Value

Common Stocks – (continued)
Commercial Banks - (continued)
Bankwell Financial Group, Inc.	269	$7,774
Byline Bancorp, Inc.*	1,247	23,556
Eagle Bancorp, Inc.*	1,179	64,704
FB Financial Corp.	1,054	34,866
First Foundation, Inc.*	1,526	22,173
Franklin Financial Network, Inc.*	498	15,871
FVCBankcorp, Inc.*	467	8,172
Hilltop Holdings, Inc.	3,248	59,796
Independent Bank Group, Inc.	1,046	55,187
Live Oak Bancshares, Inc.	1,219	16,944
Metropolitan Bank Holding Corp.*	281	9,835
National Commerce Corp.*	709	28,867
Nicolet Bankshares, Inc.*	326	17,829
People's Utah Bancorp	643	18,904
Plumas Bancorp	175	4,279
Preferred Bank	526	24,491
RBB Bancorp	648	12,085
ServisFirst Bancshares, Inc.	1,837	61,999
TriState Capital Holdings, Inc.*	991	20,177
Triumph Bancorp, Inc.*	902	27,475
Western Alliance Bancorp*	3,634	160,913

		898,723
Commercial Services & Supplies - 3.6%
Healthcare Services Group, Inc.	5,745	250,597
KAR Auction Services, Inc.	10,554	548,913
Rollins, Inc.	25,487	949,136
Viad Corp.	1,583	83,424

		1,832,070
Communications Equipment - 2.9%
Acacia Communications, Inc.*	3,776	164,294
Applied Optoelectronics, Inc.*	1,849	32,136
Casa Systems, Inc.*	7,729	89,965
Ciena Corp.*	13,315	507,168
Ubiquiti Networks, Inc.#	6,613	715,593

		1,509,156
Construction & Engineering - 0.3%
Argan, Inc.	1,211	51,128
Construction Partners, Inc. - Class A*	930	11,104
NV5 Global, Inc.*	972	68,789

		131,021
Construction Materials - 0.8%
Eagle Materials, Inc.	5,857	415,847
Consumer Finance - 0.5%
Credit Acceptance Corp.*	662	263,489

Distributors - 0.6%
Pool Corp.	1,889	283,180

Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc.*	2,750	318,423
Grand Canyon Education, Inc.*	2,259	209,951

		528,374
Diversified Financial Services - 0.1%
FGL Holdings*	7,608	60,179

Electrical Equipment - 0.9%
Acuity Brands, Inc.	3,122	377,481
TPI Composites, Inc.*	2,686	81,305

		458,786

	Shares	Value

Common Stocks – (continued)
Electronic Equipment & Instruments - 5.2%
Cognex Corp.	16,077	$731,504
Coherent, Inc.*	2,276	269,023
Control4 Corp.*	2,494	49,556
IPG Photonics Corp.*	4,985	663,005
Littelfuse, Inc.	2,349	412,766
Methode Electronics, Inc.	3,453	88,915
Napco Security Technologies, Inc.*	1,733	27,225
SYNNEX Corp.	4,777	462,223

		2,704,217
Energy Equipment & Services - 0.7%
Cactus, Inc. - Class A*	6,062	198,955
Liberty Oilfield Services, Inc. - Class A	11,291	171,736

		370,691
Equity Real Estate Investment Trusts (REITs) - 1.8%
CareTrust, Inc.	1,122	24,662
CoreSite Realty Corp.	492	48,605
Four Corners Property Trust, Inc.	906	25,585
Gaming and Leisure Properties, Inc.	2,831	106,163
Healthcare Trust of America, Inc. - Class A	2,771	78,752
Hudson Pacific Properties, Inc.	2,072	67,278
Independence Realty Trust, Inc.	1,199	12,530
Jernigan Capital, Inc.	261	5,658
Kilroy Realty Corp.	1,343	94,628
Lamar Advertising Co. - Class A	1,125	83,756
National Storage Affiliates Trust	748	21,767
Park Hotels & Resorts, Inc.	2,763	83,083
Retail Opportunity Investments Corp.	1,507	26,478
STORE Capital Corp.	2,848	92,047
Summit Hotel Properties, Inc.	1,384	15,459
Sun Communities, Inc.	1,150	126,397
Terreno Realty Corp.	786	31,707

		944,555
Food & Staples Retailing - 0.5%
Sprouts Farmers Market, Inc.*	9,916	237,786

Food Products - 1.1%
Calavo Growers, Inc.	1,366	111,138
Hostess Brands, Inc.*	7,764	89,208
Sanderson Farms, Inc.	1,774	218,379
Simply Good Foods Co*	6,282	124,321

		543,046
Health Care Equipment & Supplies - 8.0%
Anika Therapeutics, Inc.*	2,476	94,063
Cantel Medical Corp.	7,268	591,761
FONAR Corp.*	1,107	24,465
Glaukos Corp.*	6,279	400,537
Inogen, Inc.*	3,751	567,189
LeMaitre Vascular, Inc.	3,412	81,342
Masimo Corp.*	9,235	1,148,742
Neogen Corp.*	9,061	551,905
NuVasive, Inc.*	8,961	449,304
Tactile Systems Technology, Inc.*	3,220	214,388

		4,123,696
Health Care Providers & Services - 2.7%
AMN Healthcare Services, Inc.*	8,167	529,140
HealthEquity, Inc.*	10,849	676,327
National Research Corp. - Class A	4,392	175,592

		1,381,059

	Shares	Value

Common Stocks – (continued)
Health Care Technology - 0.5%
Simulations Plus, Inc.	3,035	$58,454
Tabula Rasa HealthCare, Inc.*	3,565	214,898

		273,352
Hotels, Restaurants & Leisure - 1.7%
Chuy's Holdings, Inc.*	796	18,085
Dave & Buster's Entertainment, Inc.	1,829	94,102
Dunkin' Brands Group, Inc.	3,879	265,285
Hilton Grand Vacations, Inc.*	4,551	138,077
Papa John's International, Inc.	1,481	62,632
Texas Roadhouse, Inc.	3,374	205,274
Wingstop, Inc.	1,375	90,269

		873,724
Household Durables - 3.4%
Cavco Industries, Inc.*	427	71,006
Hooker Furniture Corp.	553	15,910
Installed Building Products, Inc.*	1,467	61,775
iRobot Corp.*	1,300	116,727
LGI Homes, Inc.*,#	1,067	63,273
M/I Homes, Inc.*	1,310	34,702
Newell Brands, Inc.	21,920	464,923
NVR, Inc.*	170	452,200
PulteGroup, Inc.	13,246	368,371
TopBuild Corp.*	1,660	87,665

		1,736,552
Insurance - 1.9%
Athene Holding, Ltd. - Class A*	5,660	242,814
Brown & Brown, Inc.	9,702	263,507
Goosehead Insurance, Inc. - Class A*	465	13,364
Health Insurance Innovations, Inc. - Class A*	495	18,978
Investors Title Co.	65	11,228
Kingstone Companies, Inc.	369	6,070
Kinsale Capital Group, Inc.	728	42,224
NI Holdings, Inc.*	768	11,520
Old Republic International Corp.	10,392	209,399
Selective Insurance Group, Inc.	2,022	123,180
Universal Insurance Holdings, Inc.	1,199	45,226

		987,510
Interactive Media & Services - 0.7%
Cargurus, Inc.*	3,234	138,318
Match Group, Inc.	2,468	132,013
Yelp, Inc.*	3,006	109,479

		379,810
Internet & Catalog Retail - 1.4%
Duluth Holdings, Inc. - Class B*	1,372	32,764
Etsy, Inc.*	5,657	309,155
Liberty Expedia Holdings, Inc. - Class A*	2,695	110,468
Nutrisystem, Inc.	1,381	59,949
Stamps.com, Inc.*	850	158,168
Stitch Fix, Inc. - Class A*,#	1,963	44,069

		714,573
IT Services - 3.1%
EPAM Systems, Inc.*	5,042	713,342
Euronet Worldwide, Inc.*	4,813	553,543
Hackett Group, Inc.	2,784	50,084
NIC, Inc.	6,215	101,926
Verra Mobility Corp.*	14,571	152,413

		1,571,308
Leisure Equipment & Products - 0.2%
Malibu Boats, Inc. - Class A*	977	39,617

	Shares	Value

Common Stocks – (continued)
Leisure Equipment & Products – (continued)
Marine Products Corp.	1,620	$23,004
MasterCraft Boat Holdings, Inc.*	878	19,167

		81,788
Life Sciences Tools & Services - 5.4%
Cambrex Corp.*	5,849	255,309
ICON PLC*	9,486	1,326,902
PRA Health Sciences, Inc.*	11,322	1,199,792

		2,782,003
Machinery - 5.5%
Graco, Inc.	12,958	561,470
John Bean Technologies Corp.	2,460	195,423
Lydall, Inc.*	1,355	35,935
Middleby Corp.*	4,349	511,529
Omega Flex, Inc.	790	50,007
Proto Labs, Inc.*	2,107	261,584
Snap-On, Inc.	4,374	726,040
Toro Co.	8,222	489,209

		2,831,197
Media - 0.8%
AMC Networks, Inc. - Class A*	1,630	102,592
Cable One, Inc.	205	181,290
Entravision Communications Corp. - Class A	2,336	9,204
Nexstar Media Group, Inc. - Class A	1,650	137,725

		430,811
Metals & Mining - 0.4%
Warrior Met Coal, Inc.	6,579	189,015

Mortgate Real Estate Investment Trusts (REITs) - 0.5%
Cherry Hill Mortgage Investment Corp.	576	10,656
New Residential Investment Corp.	12,978	220,366

		231,022
Multiline Retail - 0.4%
Ollie's Bargain Outlet Holdings, Inc.*	2,945	230,211

Oil, Gas & Consumable Fuels - 0.8%
Alta Mesa Resources, Inc. - Class A*	28,335	27,145
Evolution Petroleum Corp.	5,339	39,882
Matador Resources Co.*	18,734	365,313

		432,340
Pharmaceuticals - 0.7%
Phibro Animal Health Corp. - Class A	3,522	109,957
Prestige Consumer Healthcare, Inc.*	9,016	251,727

		361,684
Professional Services - 2.1%
ASGN, Inc.*	4,085	257,314
BG Staffing, Inc.	791	20,384
Insperity, Inc.	3,255	347,244
Korn Ferry	4,443	202,601
TriNet Group, Inc.*	5,485	250,445
Willdan Group, Inc.*	851	28,636

		1,106,624
Real Estate Management & Development - 0.1%
HFF, Inc. - Class A	517	21,414
RMR Group, Inc. - Class A	200	13,202

		34,616
Road & Rail - 1.4%
Knight-Swift Transportation Holdings, Inc.	13,591	431,514
PAM Transportation Services, Inc.*	465	22,855
Saia, Inc.*	2,000	119,940

	Shares	Value

Common Stocks – (continued)
Road & Rail – (continued)
Schneider National, Inc. - Class B	7,316	$155,392

		729,701
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Energy Industries, Inc.*	3,592	184,234
Cabot Microelectronics Corp.	2,693	274,390
Ichor Holdings, Ltd.*	2,133	43,876
MKS Instruments, Inc.	5,040	411,415
Monolithic Power Systems, Inc.	3,971	502,570
ON Semiconductor Corp.*	39,301	787,592
Ultra Clean Holdings, Inc.*	3,641	43,182
Universal Display Corp.	4,398	456,644
Versum Materials, Inc.	10,179	374,282

		3,078,185
Software - 9.5%
Aspen Technology, Inc.*	6,608	638,531
Avalara, Inc.*	6,209	247,553
Blackbaud, Inc.	4,534	324,635
CDK Global, Inc.	12,023	588,045
Ebix, Inc.	2,920	166,790
Manhattan Associates, Inc.*	6,104	297,692
Paycom Software, Inc.*	5,389	798,865
Paylocity Holding Corp.*	4,930	350,178
Qualys, Inc.*	3,677	318,171
Trade Desk, Inc. - Class A*	3,384	482,829
Tyler Technologies, Inc.*	3,625	685,814

		4,899,103
Specialty Retail - 1.6%
Boot Barn Holdings, Inc.*	1,330	31,162
Camping World Holdings, Inc. - Class A	1,742	24,702
Five Below, Inc.*	2,615	323,554
Floor & Decor Holdings, Inc. - Class A*	4,569	156,671
Lithia Motors, Inc. - Class A	1,055	93,842
MarineMax, Inc.*	1,280	22,758
Penske Automotive Group, Inc.	3,984	186,770

		839,459
Textiles, Apparel & Luxury Goods - 0.7%
Carter's, Inc.	2,153	178,484
Skechers U.S.A., Inc. - Class A*	6,286	170,790
Superior Group of Companies, Inc.	717	12,741

		362,015
Thrifts & Mortgage Finance - 0.6%
Axos Financial, Inc.*	2,157	65,486
Bridgewater Bancshares, Inc.*	1,031	11,496
Essent Group, Ltd.*	3,370	133,957
FS Bancorp, Inc.	152	7,380
Greene County Bancorp, Inc.	293	8,928
Merchants Bancorp	984	19,257
OP Bancorp*	542	4,932
Walker & Dunlop, Inc.	1,073	51,579

		303,015
Trading Companies & Distributors - 1.4%
BMC Stock Holdings, Inc.*	5,244	89,987
Foundation Building Materials, Inc.*	3,339	30,518
SiteOne Landscape Supply, Inc.*	3,179	169,441
Watsco, Inc.	2,915	429,904

		719,850

Total Common Stocks (cost $52,833,075)		51,534,592

	Shares	Value

Investment Companies - 1.5%
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Janus Cash Collateral Fund LLC, 2.3120%ºº,£	782,583	$782,583
Money Markets - 0.0%
State Street Institutional U.S. Government Money Market Fund, 2.3197%ºº	8,060	8,060

Total Investment Companies (total cost $790,643) - 1.5%		790,643

Total Investments (total cost $53,623,718) - 101.5%			52,325,235

Liabilities, net of Cash, Receivables and Other Assets - (1.5%)			(788,416)

Net Assets - 100%			$51,536,819

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$50,998,333	97.5%
Ireland	1,326,902	2.5
Total	$52,325,235	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/19
Investment Companies — 1.5%
Investments Purchased with Cash Collateral from Securities Lending — 1.5%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	$5,883∆	$—	$—	$782,583

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 1/31/19
Investment Companies — 1.5%
Investments Purchased with Cash Collateral from Securities Lending — 1.5%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	847,850	5,168,667	(5,233,934)	782,583

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2019.
ºº	Rate reflects 7 day yield as of January 31, 2019.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$51,534,592	$—	$—
Investment Companies	8,060	782,583	—

Total Assets	$51,542,652	$782,583	$—

Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures.

Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Other Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended January 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's filing.

The Long-Term Care ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares	Value

Common Stocks - 99.9%
Equity Real Estate Investment Trusts (REITs) - 65.3%
Aedifica SA	3,022	$290,931
CareTrust, Inc.	14,065	309,149
HCP, Inc.	41,243	1,300,804
Ingenia Communities Group	33,186	74,287
LTC Properties, Inc.	6,652	315,571
National Health Investors, Inc.	5,890	490,401
New Senior Investment Group, Inc.	13,820	74,904
Omega Healthcare Investors, Inc.#	17,101	687,289
Sabra Health Care, Inc.	24,800	509,392
Senior Housing Properties Trust	35,921	494,632
Ventas, Inc.	30,744	1,982,681
Welltower, Inc.	32,458	2,515,171

		9,045,212
Health Care Providers & Services - 33.0%
Addus HomeCare Corp.*	1,822	109,593
Ambea AB(144A)	4,526	41,072
Amedisys, Inc.*	3,660	480,046
Arvida Group, Ltd.	59,000	53,608
Attendo AB(144A)	15,735	120,875
Brookdale Senior Living, Inc.*	31,407	255,967
Capital Senior Living Corp.*	4,105	28,612
Charm Care Corp. KK	900	11,908
Chartwell Retirement Residences	35,576	397,667
Elan Corp.	2,100	25,239
Ensign Group, Inc.	8,394	365,727
Estia Health, Ltd.	33,919	57,873
Extendicare, Inc.	14,996	83,355
Genesis Healthcare, Inc.*	9,082	14,259
Japara Healthcare, Ltd.	41,787	37,629
Korian SA	8,021	286,051
LHC Group, Inc.*	4,399	465,106
Mediterranean Towers, Ltd.	12,904	22,986
Metlifecare, Ltd.	28,516	102,256
N Field Co., Ltd.	2,000	15,749
National HealthCare Corp.	1,676	134,633
NichiiGakkan Co., Ltd.	6,000	53,092
Oceania Healthcare, Ltd.	56,860	41,016
Orpea	4,747	472,250
Regis Healthcare, Ltd.	22,721	49,370
Ryman Healthcare, Ltd.	61,213	444,953
Sienna Senior Living, Inc.	11,119	146,300
St-Care Holding Corp.	1,900	8,974
Summerset Group Holdings, Ltd.	35,025	148,432
Tsukui Corp.	8,400	62,056
UNIMAT Retirement Community Co., Ltd.	600	10,651
Viemed Healthcare, Inc.*	5,727	23,951

		4,571,256
Professional Services - 1.3%
SMS Co., Ltd.	11,000	181,127
Real Estate Management & Development - 0.3%
Lifestyle Communities, Ltd.	9,712	36,682

Total Common Stocks (cost $12,923,990)		13,834,277

Investment Companies - 4.0%
Investments Purchased with Cash Collateral from Securities Lending - 4.0%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº, £	550,800	550,800
Money Markets - 0.0%
State Street Institutional U.S. Government Money Market Fund, 2.3197%ºº	5,390	5,390

				Value

Investment Companies - (continued)
Total Investment Companies (cost $556,190)				$556,190

Total Investments (total cost $13,480,180) - 103.9%				14,390,467

Liabilities, net of Cash, Receivables and Other Assets - (3.9%)				(539,371)

Net Assets - 100%				$13,851,096

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$11,090,127	77.1%
New Zealand	790,265	5.5
France	758,301	5.3
Canada	651273	4.5
Japan	368,797	2.6
Belgium	290,931	2.0
Australia	255,841	1.8
Sweden	161,946	1.1
Israel	22,986	0.2
Total	$14,390,467	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/19
Investment Companies — 4.0%
Investments Purchased with Cash Collateral from Securities Lending — 4.0%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	$10∆	$—	$—	$550,800

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 1/31/19
Investment Companies — 4.0%
Investments Purchased with Cash Collateral from Securities Lending — 4.0%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	—	550,800	—	550,800

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended January 31, 2019 is $161,947, which represents 1.2% of net assets.

#	Loaned security; a portion of the security is on loan at January 31, 2019.
*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of January 31, 2019.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$13,834,277	$—	$—
Investment Companies	5,390	550,800	—

Total Assets	$13,839,667	$550,800	$—

Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (Underlying Index) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus

Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

Within the parameters of its specific investment policies, the Fund may invest in REITs. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Other Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended January 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

The Organics ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares	Value

Common Stocks - 99.6%
Chemicals - 26.9%
Bio On SpA*	5,950	$410,856
Century Sunshine Group Holdings, Ltd.*	1,545,000	38,789
Chr Hansen Holding AS	22,196	2,108,089
Treatt PLC	48,939	267,808

		2,825,542
Food & Staples Retailing - 19.2%
Natural Grocers by Vitamin Cottage, Inc.*	8,454	115,482
Sprouts Farmers Market, Inc.*	54,771	1,313,408
United Natural Foods, Inc.*	30,444	398,816
Village Super Market, Inc. - Class A	7,040	189,306

		2,017,012
Food Products - 35.2%
Ariake Japan Co., Ltd.	7,800	470,881
Bellamy's Australia, Ltd.*,#	68,355	433,617
Bubs Australia, Ltd.*,#	284,646	110,001
China Shengmu Organic Milk, Ltd. (144A)*	3,338,000	142,509
Freedom Foods Group, Ltd.	83,122	307,285
Hain Celestial Group, Inc.*	39,969	732,632
Ichitan Group PCL	590,800	64,673
John B Sanfilippo & Son, Inc.	7,079	483,142
Rock Field Co., Ltd.	17,500	240,719
SunOpta, Inc.*	61,288	254,958
Wessanen	44,516	457,165

		3,697,582
Internet & Catalog Retail - 2.4%
Oisix ra daichi, Inc.*	16,500	251,829
Personal Products - 6.4%
Blackmores, Ltd.#	5,561	523,110
Midsona AB - Class B	23,133	152,136

		675,246
Pharmaceuticals - 4.8%
Green Organic Dutchman Holdings Ltd*	185,333	498,154
Specialty Retail - 4.7%
L'Occitane International SA	260,000	463,889
Naturhouse Health SAU	12,578	32,113

		496,002

Total Common Stocks (cost $12,178,347)		10,461,367

Investment Companies - 9.6%
Investments Purchased with Cash Collateral from Securities Lending - 8.4%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº,£	878,525	878,525
Money Markets - 1.2%
State Street Institutional U.S. Government Money Market Fund, 2.3197%ºº	122,755	122,755

Total Investment Companies (cost $1,001,280)		1,001,280

Total Investments (total cost $13,179,627) - 109.2%		11,462,647

Liabilities, net of Cash, Receivables and Other Assets - (9.2%)		(961,914)

Net Assets - 100%		$10,500,733

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$4,234,066	36.9%
Denmark	2,108,089	18.4
Australia	1,374,013	12.0
Japan	963,429	8.4
Canada	753,112	6.6
Luxembourg	463,889	4.1
Netherlands	457,165	4.0
Italy	410,856	3.6
United Kingdom	267,808	2.3
Sweden	152,136	1.3
China	142,509	1.2
Thailand	64,673	0.6
Hong Kong	38,789	0.3
Spain	32,113	0.3
Total	$11,462,647	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/19
Investment Companies — 8.4%
Investments Purchased with Cash Collateral from Securities Lending — 8.4%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	$7,485∆	$—	$—	$878,525

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 1/31/19
Investment Companies — 8.4%
Investments Purchased with Cash Collateral from Securities Lending — 8.4%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº	760,430	1,123,685	(1,005,590)	878,525

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PCL	Public Company Limited
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended January 31, 2019 is

$142,509, which represents 1.4% of net assets.

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2019.
ºº	Rate reflects 7 day yield as of January 31, 2019.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$10,461,367	$—	$—
Investment Companies	122,755	878,525	—

Total Assets	$10,584,122	$878,525	$—

Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index ("Underlying Index") which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Other Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended January 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's filing.

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares or Principal Amounts	Value

Asset-Backed Securities - 3.7%
Drive Auto Receivables Trust, 3.2200%, 4/15/22	$400,000	$399,855
Exeter Automobile Receivables Trust, 2.7500%, 4/15/22 (144A)	580,000	577,981
Exeter Automobile Receivables Trust, 3.4600%, 10/17/22 (144A)	562,000	563,708
Prosper Marketplace Issuance Trust, 3.5400%, 4/15/25 (144A)	100,000	99,994
PRPM LLC, 3.4700%, 9/25/22 (144A)(a)	183,943	182,280
PRPM LLC, 3.4700%, 11/25/22 (144A)‡	73,869	73,417

Total Asset-Backed Securities (cost $1,894,021)		1,897,235

Mortgage-Backed Securities - 115.6%
Angel Oak Mortgage Trust I LLC, 3.6490%, 9/25/48 (144A)‡	93,955	94,050
Angel Oak Mortgage Trust LLC, 2.8100%, 1/25/47 (144A) ‡	61,939	61,592
Angel Oak Mortgage Trust LLC, 4.6290%, 1/25/47 (144A) ‡	270,000	275,373
Angel Oak Mortgage Trust LLC, 2.7080%, 11/25/47 (144A) ‡	72,569	72,022
COLT Mortgage Loan Trust, 2.5680%, 10/25/47 (144A)‡	40,107	39,871
CSMLT Trust, 3.5000%, 8/25/45 (144A)‡	35,886	35,786
Deephaven Residential Mortgage Trust, 2.7110%, 10/25/47 (144A)‡	462,495	457,673
Deephaven Residential Mortgage Trust, 2.9760%, 12/25/57 (144A)‡	251,898	249,642
Deephaven Residential Mortgage Trust, 3.6840%, 4/25/58 (144A)‡	121,581	121,194
Deephaven Residential Mortgage Trust, 3.7890%, 8/25/58 (144A)‡	309,365	310,309
Deephaven Residential Mortgage Trust, 3.9630%, 8/25/58 (144A)‡	291,687	291,714
Deephaven Residential Mortgage Trust, 4.2850%, 10/25/58 (144A)‡	272,168	273,564
Federal Home Loan Mortgage Corp., 4.5000%, 5/1/38	976,361	1,019,966
Federal Home Loan Mortgage Corp., 4.5000%, 8/1/38	388	406
Federal Home Loan Mortgage Corp., 4.5000%, 9/1/38	116,328	121,912
Federal Home Loan Mortgage Corp., 4.5000%, 10/1/38	900	941
Federal Home Loan Mortgage Corp., 4.5000%, 11/1/38	3,490	3,652
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/43	592	599
Federal Home Loan Mortgage Corp., 3.5000%, 6/1/43	79,636	80,697
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/44	772,450	780,213
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/44	1,577,787	1,598,563
Federal Home Loan Mortgage Corp., 3.5000%, 10/1/46	116,473	117,502
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/46	400,118	403,404
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/46	1,196,736	1,176,587
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/47	74,751	75,403
Federal Home Loan Mortgage Corp., 4.0000%, 3/1/47	492,234	506,301
Federal Home Loan Mortgage Corp., 4.0000%, 3/1/47	152,734	156,949
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/47	460,230	465,007
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/47	458,643	463,404
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/48	468,228	473,087
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/48	254,777	257,027
Federal Home Loan Mortgage Corp., 3.5000%, 4/1/48	128,199	129,331
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/48	384,301	387,694
Federal Home Loan Mortgage Corp., 4.0000%, 8/1/48	98,928	101,961
Federal Home Loan Mortgage Corp., 5.0000%, 9/1/48	34,411	36,213
Federal Home Loan Mortgage Corp., 3.5000%, 11/1/48	507,823	512,298
Federal Home Loan Mortgage Corp., 4.5000%, 12/1/48	99,874	104,839
Federal Home Loan Mortgage Corp., 4.0000%, 1/1/49	748,345	773,025
Federal Home Loan Mortgage Corp., 4.5000%, 1/1/49	46,279	48,133
Federal Home Loan Mortgage Corp., 4.0000%, 2/1/49	1,000,000	1,024,351
Federal National Mortgage Association, 2.5000%, 12/1/33(b)	224,000	220,412
Federal National Mortgage Association, 3.0000%, 12/1/33(b)	634,000	634,908
Federal National Mortgage Association, 3.5000%, 12/1/33(b)	726,000	739,357
Federal National Mortgage Association, 4.0000%, 12/1/33(b)	735,000	756,001
Federal National Mortgage Association, 4.5000%, 9/1/37	129	135
Federal National Mortgage Association, 4.5000%, 10/1/37	134	140
Federal National Mortgage Association, 4.5000%, 5/1/38	72,718	76,174
Federal National Mortgage Association, 4.5000%, 7/1/38	1,346	1,406
Federal National Mortgage Association, 4.5000%, 8/1/38	4,498	4,698
Federal National Mortgage Association, 4.5000%, 11/1/38	2,495	2,608

	Shares or Principal Amounts	Value

Mortgage-Backed Securities - (continued)
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 55.0000%, 27.3996%, 10/25/40‡	$41,248	$118,574
Federal National Mortgage Association, 3.5000%, 4/1/43	936,708	944,662
Federal National Mortgage Association, 3.5000%, 11/1/43	471,221	475,230
Federal National Mortgage Association, 3.5000%, 2/1/45	472,356	476,370
Federal National Mortgage Association, 4.5000%, 6/1/45	15,259	16,002
Federal National Mortgage Association, 3.0000%, 10/1/45	6,373	6,262
Federal National Mortgage Association, 3.0000%, 10/1/45	9,737	9,568
Federal National Mortgage Association, 4.0000%, 10/1/45	153,051	157,356
Federal National Mortgage Association, 3.0000%, 1/1/46	59,844	58,829
Federal National Mortgage Association, 3.5000%, 1/1/46	185,410	187,026
Federal National Mortgage Association, 3.5000%, 2/1/46	464,173	468,267
Federal National Mortgage Association, 4.0000%, 2/1/46	1,111,880	1,150,797
Federal National Mortgage Association, 3.0000%, 3/1/46	258,073	253,638
Federal National Mortgage Association, 3.0000%, 3/1/46	481,616	473,339
Federal National Mortgage Association, 3.5000%, 5/1/46	156,564	157,864
Federal National Mortgage Association, 3.5000%, 7/1/46	462,742	466,823
Federal National Mortgage Association, 3.5000%, 8/1/46	574,715	579,370
Federal National Mortgage Association, 3.0000%, 11/1/46	836,451	822,076
Federal National Mortgage Association, 3.0000%, 11/1/46	9,686	9,533
Federal National Mortgage Association, 3.0000%, 11/1/46	9,398	9,250
Federal National Mortgage Association, 3.5000%, 12/1/46	962,161	969,456
Federal National Mortgage Association, 3.0000%, 1/1/47	174,512	171,890
Federal National Mortgage Association, 3.5000%, 1/1/47	210,258	212,569
Federal National Mortgage Association, 4.0000%, 5/1/47	739,840	764,744
Federal National Mortgage Association, 4.0000%, 5/1/47	14,071	14,446
Federal National Mortgage Association, 4.0000%, 6/1/47	1,717	1,762
Federal National Mortgage Association, 4.0000%, 6/1/47	3,586	3,674
Federal National Mortgage Association, 4.5000%, 7/1/47	28,179	29,401
Federal National Mortgage Association, 3.5000%, 8/1/47	312,970	316,448
Federal National Mortgage Association, 4.0000%, 8/1/47	497,818	511,490
Federal National Mortgage Association, 4.0000%, 8/1/47	33,410	34,292
Federal National Mortgage Association, 4.0000%, 9/1/47	83,982	86,984
Federal National Mortgage Association, 4.0000%, 9/1/47	769,224	795,156
Federal National Mortgage Association, 3.5000%, 11/1/47	39,135	39,530
Federal National Mortgage Association, 4.0000%, 11/1/47	21,492	22,048
Federal National Mortgage Association, 4.0000%, 11/1/47	33,235	34,083
Federal National Mortgage Association, 4.5000%, 11/1/47	103	107
Federal National Mortgage Association, 3.5000%, 12/1/47	232,914	234,428
Federal National Mortgage Association, 3.5000%, 12/1/47	316,953	320,633
Federal National Mortgage Association, 4.0000%, 12/1/47	42,068	43,149
Federal National Mortgage Association, 3.5000%, 1/1/48	227,966	229,448
Federal National Mortgage Association, 4.0000%, 1/1/48	122,410	126,074
Federal National Mortgage Association, 4.0000%, 1/1/48	495,707	508,850
Federal National Mortgage Association, 4.0000%, 1/1/48	80,220	82,265
Federal National Mortgage Association, 3.5000%, 2/1/48	201,462	202,771
Federal National Mortgage Association, 4.0000%, 2/1/48	94,330	97,397
Federal National Mortgage Association, 4.5000%, 2/1/48	154	160
Federal National Mortgage Association, 4.5000%, 2/1/48	128	133
Federal National Mortgage Association, 3.5000%, 4/1/48	762,464	767,437
Federal National Mortgage Association, 3.5000%, 4/1/48	210,051	212,193
Federal National Mortgage Association, 4.5000%, 4/1/48	214	221
Federal National Mortgage Association, 4.5000%, 4/1/48	121	126
Federal National Mortgage Association, 4.5000%, 4/1/48	266	276
Federal National Mortgage Association, 4.5000%, 4/1/48	196	203
Federal National Mortgage Association, 4.5000%, 4/1/48	117	121
Federal National Mortgage Association, 4.0000%, 6/1/48	781	796
Federal National Mortgage Association, 4.0000%, 8/1/48	311,300	318,875
Federal National Mortgage Association, 4.0000%, 9/1/48	307,151	314,565
Federal National Mortgage Association, 4.0000%, 10/1/48	499,328	513,136
Federal National Mortgage Association, 3.5000%, 11/1/48	1,054,137	1,069,091

	Shares or Principal Amounts	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association, 3.0000%, 12/1/48(b)	$1,108,000	$1,088,437
Federal National Mortgage Association, 4.0000%, 12/1/48(b)	2,871,000	2,938,682
Federal National Mortgage Association, 4.5000%, 12/1/48(b)	149,000	154,812
Federal National Mortgage Association, 5.0000%, 12/1/48(b)	4,079,000	4,283,879
Federal National Mortgage Association, 4.5000%, 1/1/49	479,514	498,346
Federal National Mortgage Association, 4.5000%, 1/1/49	45,000	46,767
Federal National Mortgage Association, 4.5000%, 2/1/49	100,000	103,927
Federal National Mortgage Association, 3.5000%, 3/1/49	498,897	501,615
Federal National Mortgage Association, 3.5000%, 8/1/56	84,546	84,834
Federal National Mortgage Association, 3.0000%, 2/1/57	893,672	871,112
Federal National Mortgage Association, 3.5000%, 2/1/57	999,751	1,003,157
Government National Mortgage Association, 4.5000%, 8/20/48	7,171	7,417
Government National Mortgage Association, 5.0000%, 8/20/48	8,438	8,797
Government National Mortgage Association, 3.0000%, 12/1/48(b)	1,958,000	1,943,162
Government National Mortgage Association, 3.5000%, 12/1/48(b)	4,916,000	4,978,026
Government National Mortgage Association, 5.0000%, 12/1/48(b)	1,600,000	1,670,000
Government National Mortgage Association, 4.0000%, 12/20/48	1,462,794	1,505,092
Government National Mortgage Association, 4.5000%, 12/20/48	748,651	778,715
Government National Mortgage Association, 4.5000%, 1/20/49	2,070,318	2,150,581
JP Morgan Chase Commercial Mortgage Securities Corp., 0.8283%, 12/15/49‡,(c)	5,867,499	297,099
JP Morgan Mortgage Trust, 4.0000%, 1/25/49 (144A)‡	24,311	24,171
loanDepot Station Place Agency Securitization Trust, ICE LIBOR USD 1 Month + 0.8000%, 3.2899%, 11/25/50 (144A)‡	78,000	77,810
loanDepot Station Place Agency Securitization Trust, ICE LIBOR USD 1 Month + 1.0000%, 3.3489%, 11/25/50 (144A)‡	97,000	96,804
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 0.8500%, 3.3399%, 11/25/51(144A)‡	241,000	240,830
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.0500%, 3.5399%, 11/25/51(144A)‡	80,000	79,933
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.2500%, 3.7399%, 11/25/51 (144A)‡	321,000	320,877
New Residential Mortgage Loan Trust, ICE LIBOR USD 1 Month + 0.9000%, 3.3899%, 1/25/48 (144A)‡	445,610	443,285
Sequoia Mortgage Trust, 0.3445%, 11/25/48 (144A)‡,(c)	12,953,657	187,776
Sequoia Mortgage Trust, 4.0000%, 2/25/49 (144A)‡	115,000	116,484
Station Place Securitization Trust, ICE LIBOR USD 1 Month + 0.8500%, 3.3623%, 9/24/19 (144A)‡	99,000	99,000
Verus Securitization Trust, 3.8490%, 3/25/58 (144A)‡	82,784	82,891
Wells Fargo Mortgage Backed Securities, 3.5000%, 7/25/47 (144A)‡	490,268	479,295
WinWater Mortgage Loan Trust, 3.5000%, 8/20/45 (144A)‡	77,783	77,425

Total Mortgage-Backed Securities (cost $58,102,493)		58,670,396

Investment Companies - 54.5%
Money Market Funds - 54.5%
Federated Institutional Prime Obligations Fund, 2.54% (cost $27,691,125)	27,687,663	27,693,530

Total Investments (total cost $87,687,639) - 173.8%		88,261,161

Liabilities, net of Cash, Receivables and Other Assets - (73.8%)		(37,489,039)

Net Assets - 100%		$50,772,122

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$88,261,161	100.0%

Schedule of TBA sales commitments – (% of Net Assets)

	Principal Amounts	Value
Securities Sold Short - (6.0)%
Mortgage-Backed Securities – (6.0)%
Federal National Mortgage Association, 30 year, 3.5000%, 2/13/49(b) (proceeds $3,028,049)	$(3,033,197)	$(3,048,304)

Summary of Investments by Country - (Short Positions) (unaudited)
Country			Value	% of Investment Securities
United States			$(3,048,304)	100.0%

Schedule of Futures
Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
10-Year U.S. Ultra Long Treasury Note	7	03/20/19	$914,813	$(2,416)	$13,991

Average ending Monthly Market Value of Derivative Instruments During the Period Ended January 31, 2019

Derivative	Market Value
Futures contracts, purchased	$3,265,500
Futures contracts, sold	$3,116,159

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
LLC	Limited Liability Company

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of January 31, 2019.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended January 31, 2019 is $6,106,751 which represents 12.0% of net assets.

(a)	Indicates a security with a step coupon. The security is issued with a zero coupon and steps to the stated coupon at a predetermined date and remains in effect until final maturity.
(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(c)	IO - Interest Only

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Asset-Backed Securities	$—	$1,897,235	$—
Mortgage-Backed Securities	—	58,670,396	—
Investment Companies	27,693,530	—	—

Total Investments in Securities	$27,693,530	$60,567,631	$—

Other Financial Instruments(a):
Variation Margin Receivable	13,991	—	—

Total Assets	$27,707,521	$60,567,631	$—

Liabilities TBA sales commitments(a):
Mortgage-Backed Securities	$—	$3,048,304	$—

Total Liabilities	$—	$3,048,304	$—

(a)	Other financial instruments include futures. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

Organization and Significant Accounting Policies

Janus Henderson Mortgage-Backed Securities ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks a high level of total return consisting of income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock

Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended January 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or "ASET" price type as reported by an approved vendor. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund's futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time . As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund typically will enter into “to be announced” commitments to purchase mortgage-backed securities and may purchase or sell other securities on a when-issued, delayed delivery, or forward commitment basis.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2019, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's filing.

Janus Henderson Short Duration Income ETF

Schedule of Investments (unaudited)

January 31, 2019

	Principal Amounts	Value

Asset-Backed Securities - 0.3%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$2,218,912	$2,207,810
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	484,000	478,531

Total Asset-Backed Securities (cost $2,674,330)		2,686,341

Corporate Bonds - 78.3%
Basic Materials - 0.7%
Incitec Pivot Finance LLC, 6.0000%, 12/10/19 (144A)	2,450,000	2,500,726
Sherwin-Williams Co., 2.2500%, 5/15/20	4,000,000	3,956,912

		6,457,638
Communications - 6.1%
Alibaba Group Holding, Ltd., 2.5000%, 11/28/19	5,800,000	5,781,083
Amazon.com, Inc., 3.3000%, 12/5/21	1,496,000	1,523,964
Amazon.com, Inc., 2.5000%, 11/29/22	6,828,000	6,790,444
Amazon.com, Inc., 2.4000%, 2/22/23	3,000,000	2,959,800
CBS Corp., 2.9000%, 6/1/23	2,333,000	2,245,477
Comcast Corp., 5.1500%, 3/1/20	5,755,000	5,896,947
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19 (144A)	150,000	148,589
Deutsche Telekom International Finance B.V., 1.5000%, 9/19/19	875,000	866,772
Deutsche Telekom International Finance B.V., ICE LIBOR USD 3 Month + 0.5800%, 3.3534%, 1/17/20 (144A)(a)	700,000	700,968
eBay, Inc., 2.2000%, 8/1/19	566,000	564,042
eBay, Inc., 2.1500%, 6/5/20	1,946,000	1,922,703
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 3.6205%, 1/30/23(a)	2,400,000	2,381,355
Optus Finance Pty, Ltd., 4.6250%, 10/15/19	12,967,000	13,077,427
SingTel Group Treasury Pte, Ltd., 4.5000%, 9/8/21	2,841,000	2,934,767
Telstra Corp., Ltd., 7.7500%, 7/15/20	2,200,000	1,718,892
Verizon Communications, Inc., 90 Day Australian Bank Bill Rate + 1.2200%, 3.1600%, 2/17/23(a)	4,730,000	3,443,496
Verizon Communications, Inc., 3.5000%, 2/17/23	2,170,000	1,601,893
Walt Disney Co., 2.1500%, 9/17/20	1,100,000	1,089,814
Walt Disney Co., ICE LIBOR USD 3 Month + 0.3900%, 3.1261%, 3/4/22(a)	2,530,000	2,528,849

		58,177,282
Consumer, Cyclical - 9.6%
American Honda Finance Corp., 1.2000%, 7/12/19	2,225,000	2,210,137
American Honda Finance Corp., 2.2500%, 8/15/19	1,500,000	1,495,706
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3400%, 2.9541%, 2/14/20(a)	850,000	851,290
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.2600%, 3.0482%, 6/16/20(a)	4,100,000	4,098,329
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.4700%, 3.2573%, 1/8/21(a)	2,300,000	2,306,380
Costco Wholesale Corp., 2.1500%, 5/18/21	4,000,000	3,949,526
Costco Wholesale Corp., 2.2500%, 2/15/22	1,500,000	1,474,594
Costco Wholesale Corp., 2.7500%, 5/18/24	1,600,000	1,574,503
Daimler Finance North America LLC, 1.5000%, 7/5/19 (144A)	1,650,000	1,641,171
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.6300%, 3.4250%, 1/6/20 (144A)(a)	1,900,000	1,899,564
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.4500%, 3.1269%, 2/22/21 (144A)(a)	4,018,000	3,986,157
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.5500%, 3.2875%, 5/4/21 (144A)(a)	2,000,000	1,987,256
Daimler Finance North America LLC, 2.8500%, 1/6/22 (144A)	600,000	589,457
Ford Motor Credit Co. LLC, ICE LIBOR USD 3 Month + 0.8100%, 3.6050%, 4/5/21(a)	1,988,000	1,924,094
Ford Motor Credit Co. LLC, ICE LIBOR USD 3 Month + 1.0800%, 3.8175%, 8/3/22(a)	5,264,000	4,947,500
General Motors Co., ICE LIBOR USD 3 Month + 0.8000%, 3.5385%, 8/7/20(a)	314,000	311,647
General Motors Co., ICE LIBOR USD 3 Month + 0.9000%, 3.6671%, 9/10/21(a)	3,000,000	2,937,000
General Motors Financial Co., Inc., 2.4500%, 11/6/20	650,000	640,059
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.8500%, 3.6468%, 4/9/21(a)	3,393,000	3,348,321
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 4.3469%, 1/14/22(a)	500,000	493,197
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.9900%, 3.7850%, 1/5/23(a)	2,150,000	2,038,303
Home Depot, Inc., ICE LIBOR USD 3 Month + 0.3100%, 3.0489%, 3/1/22(a)	4,000,000	3,996,860

	Principal Amounts	Value

Corporate Bonds – (continued)
Consumer, Cyclical – (continued)
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.8200%, 3.5959%, 3/12/21 (144A)(a)	$3,558,000	$3,536,394
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 3.7439%, 7/8/21 (144A)(a)	3,500,000	3,478,863
Hyundai Capital America, 2.7500%, 9/27/26 (144A)	1,000,000	881,981
Hyundai Capital Services, Inc., 1.6250%, 8/30/19	500,000	495,642
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	400,000	391,547
Lowe's Cos., Inc., ICE LIBOR USD 3 Month + 0.4200%, 3.1871%, 9/10/19(a)	2,551,000	2,552,747
Nissan Financial Services Australia Pty, Ltd., 2.5000%, 9/6/19	250,000	181,853
Nissan Motor Acceptance Corp., 2.2500%, 1/13/20 (144A)	1,000,000	989,175
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.3900%, 3.1869%, 7/13/20 (144A)(a)	600,000	597,418
Nissan Motor Acceptance Corp., 1.9000%, 9/14/21 (144A)	2,000,000	1,901,874
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6300%, 3.4196%, 9/21/21 (144A)(a)	3,500,000	3,455,055
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6900%, 3.5034%, 9/28/22 (144A)(a)	900,000	876,964
Toyota Motor Corp., 3.1830%, 7/20/21	400,000	402,966
Toyota Motor Credit Corp., 2.1250%, 7/18/19	552,000	550,752
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.1000%, 2.8825%, 1/10/20(a)	3,000,000	3,000,360
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.5400%, 3.3439%, 1/8/21(a)	4,000,000	4,019,088
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.2800%, 3.0769%, 4/13/21(a)	2,000,000	1,998,360
Toyota Motor Finance Netherlands B.V., ICE LIBOR USD 3 Month + 0.2500%, 3.0259%, 12/12/19(a)	1,000,000	1,000,240
Volkswagen Group of America Finance LLC, ICE LIBOR USD 3 Month + 0.9400%, 3.6378%, 11/12/21 (144A)(a)	7,500,000	7,490,325
Walmart, Inc., 1.9000%, 12/15/20	2,500,000	2,467,766
Walmart, Inc., ICE LIBOR USD 3 Month + 0.2300%, 3.0538%, 6/23/21(a)	3,500,000	3,508,183

		92,478,604
Consumer, Non-cyclical - 4.1%
Allergan Funding SCS, 3.0000%, 3/12/20	1,000,000	999,172
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 0.8750%, 3.6780%, 12/29/20(a)	1,400,000	1,395,656
Becton Dickinson and Co., ICE LIBOR USD 3 Month + 1.0300%, 3.7689%, 6/6/22(a)	900,000	885,511
Cardinal Health, Inc., 2.4000%, 11/15/19	500,000	497,983
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 3.5582%, 6/15/22(a)	2,100,000	2,084,429
Constellation Brands, Inc., ICE LIBOR USD 3 Month + 0.7000%, 3.2093%, 11/15/21(a)	3,000,000	2,989,226
Constellation Brands, Inc., 2.7000%, 5/9/22	1,236,000	1,204,560
Constellation Brands, Inc., 2.6500%, 11/7/22	4,100,000	3,965,146
Constellation Brands, Inc., 3.2000%, 2/15/23	2,800,000	2,753,504
CVS Health Corp., 2.1250%, 6/1/21	3,803,000	3,720,879
Fonterra Co-operative Group, Ltd., 4.5000%, 6/30/21	2,200,000	1,670,467
Molson Coors Brewing Co., 2.2500%, 3/15/20	1,127,000	1,114,971
Molson Coors Brewing Co., 2.1000%, 7/15/21	4,700,000	4,580,352
Sysco Corp., 1.9000%, 4/1/19	2,700,000	2,696,517
Sysco Corp., 2.6000%, 10/1/20	500,000	496,910
Sysco Corp., 2.6000%, 6/12/22	763,000	742,383
Transurban Finance Co. Pty, Ltd., 3.3750%, 3/22/27 (144A)	150,000	139,648
Wesfarmers, Ltd., 6.2500%, 3/28/19	800,000	586,602
Wesfarmers, Ltd., 4.7500%, 3/12/20	500,000	373,301
Woolworths Group, Ltd., 6.0000%, 3/21/19	2,500,000	1,831,043
WSO Finance Pty, Ltd., 3.5000%, 7/14/23	1,400,000	1,035,094
WSO Finance Pty, Ltd., 4.5000%, 3/31/27	800,000	610,997
WSO Finance Pty, Ltd., 4.5000%, 9/30/27	4,000,000	3,040,552

		39,414,903
Diversified - 1.4%
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21 (144A)	1,100,000	1,059,568
CK Hutchison International 17 II, Ltd., 2.2500%, 9/29/20 (144A)	1,100,000	1,082,627
CK Hutchison International 17, Ltd., 2.8750%, 4/5/22	4,000,000	3,938,987
Hutchison Whampoa International 09, Ltd., 7.6250%, 4/9/19	2,450,000	2,470,823
Hutchison Whampoa International, Ltd., 5.7500%, 9/11/19 (144A)	4,450,000	4,521,907

		13,073,912

	Principal Amounts	Value

Energy - 1.6%
CNOOC Finance 2015 USA LLC, 3.7500%, 5/2/23	$4,500,000	$4,516,191
Harvest Operations Corp., 4.2000%, 6/1/23 (144A)	2,410,526	2,482,552
Shell International Finance BV, ICE LIBOR USD 3 Month + 0.3500%, 3.1259%, 9/12/19(a)	550,000	551,154
Sinopec Group Overseas Development 2014, Ltd., 2.7500%, 4/10/19	250,000	249,812
Sinopec Group Overseas Development 2016, Ltd., 1.7500%, 9/29/19 (144A)	1,700,000	1,684,198
Sinopec Group Overseas Development 2017, Ltd., 2.3750%, 4/12/20 (144A)	600,000	593,515
Sinopec Group Overseas Development 2017, Ltd., 2.2500%, 9/13/20 (144A)	500,000	491,400
Sinopec Group Overseas Development 2018, Ltd., 3.7500%, 9/12/23 (144A)	5,000,000	5,025,035

		15,593,857
Financial - 42.4%
Ally Financial, Inc., 3.7500%, 11/18/19	6,475,000	6,483,094
American Express Co., ICE LIBOR USD 3 Month + 0.5250%, 3.1650%, 5/17/21(a)	2,400,000	2,397,792
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 3.3463%, 8/1/22(a)	1,550,000	1,539,641
American Express Credit Corp., 1.7000%, 10/30/19	3,500,000	3,472,564
American Express Credit Corp., 2.3750%, 5/26/20	500,000	497,155
ANZ New Zealand Int'l, Ltd., 2.7500%, 1/22/21 (144A)	2,500,000	2,477,368
ANZ New Zealand Int'l, Ltd., ICE LIBOR USD 3 Month + 1.0100%, 3.7616%, 7/28/21 (144A)(a)	1,500,000	1,514,868
Aroundtown S.A., 2.1250%, 3/13/23	3,000,000	3,536,091
ASB Bank, Ltd., ICE LIBOR USD 3 Month + 0.9700%, 3.7475%, 6/14/23 (144A)(a)	4,310,000	4,319,379
Australia & New Zealand Banking Group, Ltd., 5.1250%, 9/10/19	4,920,000	5,810,401
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 3.1000%, 5/17/21 (144A)(a)	6,250,000	6,249,178
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.9850%, 3/7/22(a)	2,000,000	1,462,475
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 3.1811%, 11/9/22 (144A)(a)	3,935,000	3,916,944
Bank Nederlandse Gemeenten NV, 1.5000%, 2/15/19 (144A)	750,000	749,745
Bank Nederlandse Gemeenten NV, 1.8750%, 6/11/19	700,000	697,951
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.1500%, 3.1200%, 3/5/20(a)	5,000,000	3,657,033
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.5500%, 3.5782%, 8/5/21(a)	1,600,000	1,179,815
Bank of America Corp., ICE LIBOR USD 3 Month + 0.6500%, 3.4716%, 6/25/22(a)	5,000,000	5,001,055
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 3.9210%, 1/20/23(a)	1,350,000	1,360,635
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9600%, 3.7324%, 7/23/24(a)	5,800,000	5,777,844
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 2.9550%, 3/2/20(a)	2,300,000	1,678,165
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 3.3038%, 4/20/22(a)	800,000	583,329
Bank of Communications Co., Ltd., ICE LIBOR USD 3 Month + 0.7500%, 3.3900%, 5/17/21(a)	3,500,000	3,491,778
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4400%, 3.2282%, 6/15/20(a)	1,400,000	1,404,116
Bank of Montreal, ICE LIBOR USD 3 Month + 0.3400%, 3.1369%, 7/13/20(a)	3,000,000	3,005,458
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 3.2569%, 4/13/21(a)	2,000,000	2,003,060
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6300%, 3.4011%, 9/11/22(a)	500,000	497,550
Bank of Montreal, CDOR USD 3 Month + 1.0800%, 3.1200%, 9/19/24(a)	1,350,000	1,031,142
Bank of Nova Scotia, 2.3500%, 10/21/20	700,000	693,515
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.2900%, 3.0939%, 1/8/21(a)	1,200,000	1,198,269
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.4400%, 3.2010%, 4/20/21(a)	2,000,000	1,999,420
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	494,756
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 3.4058%, 3/7/22(a)	500,000	500,273
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.1700%, 3.2442%, 10/26/20(a)	5,900,000	4,318,655
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 2.9610%, 11/16/21(a)	6,000,000	4,365,380
Barclays PLC, ICE LIBOR USD 3 Month + 1.4300%, 4.0461%, 2/15/23(a)	4,250,000	4,153,931
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 3.0400%, 8/18/20(a)	2,000,000	1,463,471
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.4600%, 3.5338%, 4/20/21(a)	450,000	331,534
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0100%, 3.0838%, 1/19/22(a)	2,000,000	1,455,862
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0500%, 3.1295%, 1/25/23(a)	1,500,000	1,086,457

	Principal Amounts	Value

Corporate Bonds – (continued)
Financial – (continued)
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 4.7854%, 12/9/26(a)	$200,000	$149,585
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.3150%, 3.0525%, 2/2/21(a)	1,800,000	1,796,047
Capital One Financial Corp., ICE LIBOR USD 3 Month + 0.7200%, 3.4705%, 1/30/23(a)	6,600,000	6,481,913
Capital One NA, ICE LIBOR USD 3 Month + 1.1500%, 3.9005%, 1/30/23(a)	1,500,000	1,496,745
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	344,707
Citibank NA, ICE LIBOR USD 3 Month + 0.5700%, 3.3424%, 7/23/21(a)	6,500,000	6,497,532
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.2500%, 3.2683%, 8/7/19(a)	1,500,000	1,096,561
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.5500%, 3.5900%, 5/4/21(a)	2,000,000	1,474,038
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 3.8371%, 12/8/21(a)	5,750,000	5,816,134
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 3.7306%, 4/25/22(a)	750,000	752,908
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7220%, 3.1420%, 1/24/23(a)	1,000,000	994,111
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5400%, 3.2781%, 3/2/20(a)	1,200,000	1,200,082
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.5700%, 3.2593%, 5/26/20(a)	600,000	600,402
Citizens Bank NA, 2.2500%, 10/30/20	1,500,000	1,478,171
Citizens Bank NA, ICE LIBOR USD 3 Month + 0.8100%, 3.4993%, 5/26/22(a)	900,000	894,745
Commonwealth Bank of Australia, 5.5000%, 8/6/19	3,360,000	3,958,802
Commonwealth Bank of Australia, 2.2500%, 3/10/20 (144A)	500,000	496,466
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.1500%, 3.2125%, 1/18/21(a)	2,000,000	1,470,146
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 3.5689%, 9/6/21 (144A)(a)	1,204,000	1,213,276
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 3.5689%, 9/6/21(a)	1,000,000	1,007,705
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.6800%, 3.4807%, 9/18/22 (144A)(a)	1,200,000	1,195,423
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 3.4882%, 3/16/23 (144A)(a)	3,000,000	2,994,917
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.9500%, 3.9782%, 11/5/24(a)	6,000,000	4,400,970
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.6500%, 4.6050%, 6/3/26(a)	1,300,000	972,514
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26(a)	500,000	489,385
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4300%, 3.1948%, 4/26/21(a)	2,000,000	2,001,574
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 3.6125%, 1/10/22(a)	1,700,000	1,710,782
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4800%, 3.2625%, 1/10/23(a)	1,200,000	1,188,628
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8600%, 3.6816%, 9/26/23 (144A)(a)	3,000,000	2,967,758
Credit Union Australia, Ltd., 90 Day Australian Bank Bill Rate + 1.3000%, 3.3626%, 3/20/20(a)	1,520,000	1,111,478
DBS Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.5100%, 2.4768%, 9/4/20(a)	1,000,000	728,990
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 3.2571%, 6/8/20 (144A) a)	1,600,000	1,600,752
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 0.4900%, 3.2571%, 6/8/20(a)	800,000	800,376
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21(a)	1,200,000	1,159,200
DBS Group Holdings, Ltd., 90 Day Australian Bank Bill Rate + 1.5800%, 3.6000%, 3/16/28(a)	1,130,000	808,157
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5900%, 4.5200%, 12/11/28 (144A)(a)	3,000,000	3,070,104
DEXUS Finance Pty, Ltd., 4.2000%, 11/9/22	2,200,000	1,660,775
Dexus Wholesale Property Fund, 4.7500%, 6/16/25	1,800,000	1,386,323
E*TRADE Financial Corp., 2.9500%, 8/24/22	2,700,000	2,627,266
First Republic Bank, 2.5000%, 6/6/22	1,645,000	1,606,779
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26 (144A)	3,352,000	3,165,200
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26	2,519,000	2,378,621
General Property Trust, 3.5910%, 11/7/23	600,000	443,003
Goldman Sachs Bank USA, 3.2000%, 6/5/20	3,000,000	3,009,681
Goldman Sachs Group, Inc., USD SWAP SEMI 30/360 5YR + 1.6540%, 3.2400%, 8/21/19(a)	180,000	131,635
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.2000%, 3.1441%, 8/26/20(a)	2,500,000	1,828,819
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 4.4593%, 2/25/21(a)	3,380,000	3,461,211

	Principal Amounts	Value

Corporate Bonds – (continued)
Financial – (continued)
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.3600%, 4.1306%, 4/23/21(a)	$2,000,000	$2,031,584
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 3.5244%, 10/31/22(a)	3,400,000	3,369,128
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 3.8013%, 6/5/23(a)	1,350,000	1,343,094
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25(a)	1,000,000	969,927
GPT RE, Ltd., 3.6725%, 9/19/24	2,200,000	1,610,859
GPT Wholesale Office Fund No 1, 4.0000%, 5/18/22	1,900,000	1,418,386
GPT Wholesale Shopping Centre Fund No. 1, 3.9930%, 9/11/24	4,150,000	3,065,213
Industrial & Commercial Bank of China, Ltd., 3.2310%, 11/13/19	3,700,000	3,697,869
Industrial & Commercial Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.2200%, 3.1697%, 5/27/19(a)	6,000,000	4,380,263
JPMorgan Chase & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.0854%, 12/9/19(a)	1,500,000	1,097,659
JPMorgan Chase & Co., 2.2500%, 1/23/20	5,779,000	5,748,384
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6800%, 3.4181%, 6/1/21(a)	1,200,000	1,202,962
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6100%, 3.4107%, 6/18/22(a)	5,000,000	4,979,515
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 3.6706%, 4/25/23(a)	1,900,000	1,894,214
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.7300%, 3.5024%, 4/23/24(a)	2,749,000	2,715,245
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 3.1048%, 4/26/21(a)	4,000,000	3,995,792
Kreditanstalt fuer Wiederaufbau, 2.3750%, 12/29/22	7,000,000	6,948,467
Liberty Financial Pty, Ltd., 5.1000%, 6/1/20	6,700,000	4,895,618
Liberty Financial Pty, Ltd., 5.1000%, 4/9/21	3,650,000	2,666,010
Lloyds Banking Group PLC, 90 Day Australian Bank Bill Rate + 1.3000%, 3.3626%, 3/20/23(a)	3,000,000	2,148,408
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,093,177
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 0.8100%, 2.9070%, 11/7/23(a)	1,400,000	1,343,173
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 0.3500%, 3.1439%, 4/4/19 (144A)(a)	1,400,000	1,401,051
Macquarie Bank, Ltd., ICE LIBOR USD 3 Month + 1.1200%, 3.8716%, 7/29/20 (144A)(a)	1,000,000	1,010,704
Macquarie Group, Ltd., 6.2500%, 1/14/21 (144A)	1,750,000	1,837,599
Macquarie Group, Ltd., 6.2500%, 1/14/21	2,091,000	2,195,669
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.0230%, 3.1890%, 11/28/23 (144A)(a)	3,257,000	3,146,350
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.3500%, 4.1716%, 3/27/24(a)	6,602,000	6,552,985
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8800%, 3.6511%, 9/11/22(a)	1,600,000	1,599,686
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 3.4928%, 2/14/20(a)	3,353,000	3,353,000
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 4.1610%, 4/21/21(a)	4,000,000	4,069,837
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 3.9410%, 1/20/22(a)	2,850,000	2,873,854
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 4.1793%, 10/24/23(a)	5,755,000	5,828,522
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24(a)	2,000,000	2,023,329
National Australia Bank, Ltd., 2.5000%, 1/12/21	1,500,000	1,482,952
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 3.3720%, 9/20/21 (144A)(a)	5,500,000	5,505,830
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.7100%, 3.4475%, 11/4/21 (144A)(a)	7,200,000	7,225,640
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.8000%, 2.7936%, 2/10/23(a)	2,000,000	1,447,275
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 3.9371%, 3/26/25(a)	6,017,000	4,412,478
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.4000%, 4.4696%, 9/21/26(a)	1,925,000	1,433,956
Nederlandse Waterschapsbank NV, 1.7500%, 9/5/19	1,100,000	1,094,257
Nordea Bank AB, 2.1250%, 5/29/20 (144A)	910,000	899,676
Nordea Bank AB, 2.5000%, 9/17/20 (144A)	200,000	198,033
Nordea Bank Abp, ICE LIBOR USD 3 Month + 0.9400%, 3.6466%, 8/30/23 (144A)(a)	4,500,000	4,426,996
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24 (144A)	399,000	402,858
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24	1,897,000	1,915,342
Oversea-Chinese Banking Corp., Ltd., USD SWAP SEMI 30/360 5YR + 2.2030%, 4.0000%, 10/15/24(a)	250,000	250,703
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 3.4663%, 2/1/22(a)	500,000	502,555
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.6600%, 3.4550%, 10/5/23(a)	2,700,000	2,670,320
Royal Bank of Canada, CDOR USD 3 Month + 1.0800%, 3.0400%, 7/17/24(a)	6,250,000	4,770,093
Scentre Group Trust 1, 4.5000%, 9/8/21	1,400,000	1,055,366
Scentre Group Trust 1 / Scentre Group Trust 2, 2.3750%, 11/5/19 (144A)	500,000	496,955
Shopping Centres Australasia Property Retail Trust, 3.7500%, 4/20/21	600,000	441,176
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	3,100,000	2,260,806

	Principal Amounts	Value

Corporate Bonds – (continued)
Financial – (continued)
Simon Property Group LP, 2.7500%, 2/1/23	$3,500,000	$3,438,978
Simon Property Group LP, 2.7500%, 6/1/23	3,600,000	3,507,163
Stockland Trust, 8.2500%, 11/25/20	1,000,000	797,547
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 3.9010%, 10/19/21(a)	700,000	707,755
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	413,633
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 3.5203%, 10/18/22(a)	800,000	795,680
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8600%, 3.6210%, 7/19/23(a)	4,700,000	4,688,339
Suncorp-Metway, Ltd., 2.3750%, 11/9/20 (144A)	3,988,000	3,905,743
TD Ameritrade Holding Corp., ICE LIBOR USD 3 Month + 0.4300%, 3.1663%, 11/1/21(a)	6,000,000	6,008,778
Toronto-Dominion Bank, 3.0000%, 6/11/20	2,500,000	2,505,662
Toronto-Dominion Bank, 1.8500%, 9/11/20	360,000	354,405
Toronto-Dominion Bank, 2.5000%, 12/14/20	2,900,000	2,881,830
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.6400%, 3.4010%, 7/19/23(a)	5,000,000	4,994,875
United Overseas Bank, Ltd., ICE LIBOR USD 3 Month + 0.4800%, 3.2524%, 4/23/21 (144A)(a)	2,500,000	2,496,530
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.9950%, 3.7500%, 9/19/24(a)	3,580,000	3,582,506
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27(a)	1,300,000	1,257,100
Vicinity Centres Trust, 3.5000%, 4/26/24	2,320,000	1,688,096
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.0100%, 3.7758%, 12/7/20(a)	1,246,000	1,259,897
Wells Fargo & Co., 2.5000%, 3/4/21	800,000	791,678
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 3.6270%, 2/11/22(a)	1,083,000	1,086,029
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 3.1742%, 4/27/22(a)	3,500,000	2,547,406
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 3.8893%, 1/24/23(a)	850,000	855,224
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5000%, 3.2724%, 7/23/21(a)	7,500,000	7,495,194
Wells Fargo Bank NA, ICE LIBOR USD 3 Month + 0.5100%, 3.2710%, 10/22/21(a)	3,500,000	3,497,554
Westpac Banking Corp., 1.6000%, 8/19/19	1,050,000	1,043,573
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.5600%, 3.2000%, 8/19/19(a)	500,000	501,239
Westpac Banking Corp., ICE LIBOR USD 3 Month + 1.0000%, 3.6888%, 5/13/21(a)	200,000	201,830
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 3.4900%, 8/19/21(a)	500,000	504,315
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 3.6489%, 1/11/22(a)	450,000	453,930
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.1100%, 3.1283%, 2/7/22(a)	2,000,000	1,467,486
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 3.5234%, 6/28/22(a)	750,000	752,097
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.5700%, 3.3689%, 1/11/23(a)	3,600,000	3,570,081
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 2.0500%, 4.0666%, 3/14/24(a)	500,000	364,938
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 3.1000%, 5.0854%, 3/10/26(a)	1,000,000	752,674
Westpac Banking Corp., AUD SWAP SEMI ACT/ACT 5YR + 1.8300%, 4.3340%, 8/16/29(a)	12,022,000	8,780,182

		407,328,293
Government - 0.4%
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	3,465,000	2,463,513
International Bank for Reconstruction & Development, 3.0000%, 2/2/23	1,300,000	921,824

		3,385,337
Industrial - 3.4%
Amcor, Ltd., 4.6250%, 4/16/19	2,730,000	3,158,945
Australia Pacific Airports Melbourne Pty, Ltd., 5.0000%, 6/4/20	200,000	150,467
Australia Pacific Airports Melbourne Pty, Ltd., 3.7500%, 11/4/26	100,000	74,116
Brisbane Airport Corp. Pty, Ltd., 8.0000%, 7/9/19	800,000	596,439
Brisbane Airport Corp. Pty, Ltd., 6.0000%, 10/21/20	260,000	199,714
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2800%, 3.1038%, 3/22/19(a)	600,000	600,277
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 3.2925%, 1/10/20(a)	500,000	501,803
Caterpillar Financial Services Corp., 1.8500%, 9/4/20	1,000,000	986,016
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.3500%, 3.1158%, 12/7/20(a)	3,600,000	3,600,789
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 3.3289%, 6/6/22(a)	1,800,000	1,798,985
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 3.1261%, 5/15/23(a)	1,200,000	1,187,064

	Principal Amounts	Value

Corporate Bonds – (continued)
Industrial – (continued)
New Terminal Financing Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.4500%, 3.5127%, 7/12/24 (a)	$8,200,000	$5,949,589
Perth Airport Pty, Ltd., 6.0000%, 7/23/20	598,000	456,085
QPH Finance Co. Pty, Ltd., 5.7500%, 7/29/20	1,800,000	1,370,125
QPH Finance Co. Pty, Ltd., 5.0000%, 7/7/21	150,000	114,539
Rockwell Collins, Inc., 3.1000%, 11/15/21	1,500,000	1,477,319
Sydney Airport Finance Co. Pty, Ltd., 5.1250%, 2/22/21 (144A)	350,000	361,038
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23	1,000,000	997,417
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23 (144A)	600,000	598,450
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25	2,370,000	2,294,909
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25 (144A)	1,500,000	1,452,474
Trimble, Inc., 4.1500%, 6/15/23	3,200,000	3,194,522
Vulcan Materials Co., ICE LIBOR USD 3 Month + 0.6500%, 3.3881%, 3/1/21(a)	2,000,000	1,987,454

		33,108,536
Technology - 2.9%
Apple, Inc., 1.5500%, 8/4/21	1,100,000	1,070,912
Apple, Inc., 2.1000%, 9/12/22	1,400,000	1,369,463
Apple, Inc., 2.4000%, 1/13/23	4,200,000	4,135,872
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.0000%, 1/15/22	1,415,000	1,385,034
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.6500%, 1/15/23	2,500,000	2,375,311
IBM Credit LLC, 1.6250%, 9/6/19	1,285,000	1,276,891
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.4700%, 3.1766%, 11/30/20(a)	6,100,000	6,118,966
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.2600%, 3.0210%, 1/20/21(a)	3,300,000	3,294,860
International Business Machines Corp., 1.9000%, 1/27/20	500,000	495,967
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.2300%, 2.9948%, 1/27/20(a)	350,000	350,271
Microchip Technology, Inc., 3.9220%, 6/1/21 (144A)	3,300,000	3,265,765
Oracle Corp., 1.9000%, 9/15/21	3,100,000	3,034,708

		28,174,020
Utilities - 5.7%
AGL Energy, Ltd., 5.0000%, 11/5/21	1,010,000	767,181
Ausgrid Finance Pty, Ltd., 3.8500%, 5/1/23 (144A)	4,500,000	4,526,811
Ausgrid Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2200%, 3.2924%, 10/30/24(a)	11,700,000	8,386,001
Ausgrid Finance Pty, Ltd., 3.7500%, 10/30/24	6,170,000	4,549,998
AusNet Services Holdings Pty, Ltd., 5.2500%, 2/14/20	700,000	523,814
Australian Gas Networks Vic 3 Pty, Ltd., 4.5000%, 12/17/21	350,000	265,067
Australian Gas Networks, Ltd., 90 Day Australian Bank Bill Rate + 0.4200%, 2.5100%, 7/1/26(a)	2,500,000	1,668,388
Energy Partnership Gas Pty, Ltd., 3.6420%, 12/11/24	1,000,000	731,403
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 2.9700%, 8/29/22(a)	2,000,000	1,459,160
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0400%, 3.0398%, 12/13/23(a)	500,000	362,754
ETSA Utilities Finance Pty, Ltd., 3.5000%, 8/29/24	4,280,000	3,150,481
Korea East-West Power Co., Ltd., 3.8750%, 7/19/23 (144A)	3,300,000	3,344,009
Network Finance Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 3.3002%, 12/6/24(a)	10,600,000	7,639,697
SGSP Australia Assets Pty, Ltd., 3.3000%, 4/9/23	11,500,000	11,303,741
United Energy Distribution Pty, Ltd., 90 Day Australian Bank Bill Rate + 0.9700%, 2.9883%, 2/7/23(a)	3,000,000	2,173,490
United Energy Distribution Pty, Ltd., 3.8500%, 10/23/24	2,370,000	1,769,713
Victoria Power Networks Finance Pty, Ltd., 4.0000%, 8/18/27	2,500,000	1,846,602

		54,468,310

Total Corporate Bonds (cost $759,047,421)		751,660,692

Mortgage-Backed Securities - 1.4%
Pepper Residential Securities, 3.6376%, 6/20/60 (144A)	5,900,000	5,887,999
Resimac MBS Trust, ICE LIBOR USD 1 Month + 0.8000%, 3.3169%, 11/10/49 (144A)(a)	3,133,564	3,123,433

	Principal Amounts	Value

Mortgage-Backed Securities – (continued)
RESIMAC Premier Series 2017-1, ICE LIBOR USD 1 Month + 0.9500%, 3.4669%, 9/11/48 (144A)(a)	$4,399,264	$4,399,260

Total Mortgage-Backed Securities (cost $13,436,327)		13,410,692

Foreign Government Bonds - 0.9%
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.7000%, 3.3893%, 5/26/19(a)	308,000	308,259
Korea Hydro & Nuclear Power Co., Ltd., 3.7500%, 7/25/23 (144A)	3,082,000	3,122,479
Korea National Oil Corp., 4.2500%, 10/8/19	200,000	146,968
Korea National Oil Corp., 2.0000%, 10/24/21	4,746,000	4,585,158
Korea South-East Power Co., Ltd., 5.7500%, 9/25/20	670,000	508,327

Total Foreign Government Bonds (cost $8,590,325)		8,671,191

Investment Companies - 0.1%
Money Markets - 0.1%
State Street Institutional U.S. Government Money Market Fund, 2.3197%ºº (cost $855,151)	855,151	855,151

Commercial Paper - 20.6%
Amcor Finance USA, Inc., 2.7484%, 2/14/19 (Section 4(2))	10,000,000	9,989,103
Anheuser-Busch InBev Worldwide, Inc., 2.6100%, 2/13/19 (Section 4(2))	10,000,000	9,990,550
Bance Santander SA/New York, 2.6900%, 2/5/19 (Section 4(2))	2,500,000	2,499,172
Berkshire Hathway Energy Co., 2.3571%, 2/8/19 (Section 4(2))	10,000,000	9,993,856
Boston Scientific Corp., 2.5812%, 2/4/19 (Section 4(2))	9,000,000	8,997,272
Canadian Natural Resources, Ltd., 2.6442%, 2/25/19 (Section 4(2))	10,000,000	9,979,743
CNPC Finance HK, Ltd., 2.7840%, 3/1/19 (Section 4(2))	10,000,000	9,977,122
Cox Enterprises, Inc., 2.1778%, 2/5/19 (Section 4(2))	10,000,000	9,996,167
Dominion Resources, Inc., 2.7417%, 2/19/19 (Section 4(2))	10,000,000	9,985,111
Dow Chemical Co., 2.4213%, 2/11/19 (Section 4(2))	10,000,000	9,991,506
Duke Energy Corp., 2.5500%, 2/1/19 (Section 4(2))	10,000,000	9,999,249
EI du Pont de Nemours & Co., 2.7438%, 2/20/19 (Section 4(2))	10,000,000	9,984,372
Enbridge US, Inc., 2.8306%, 2/11/19 (Section 4(2))	9,000,000	8,992,355
Experian Finance PLC, 2.2574%, 2/7/19 (Section 4(2))	10,000,000	9,994,847
Glencore Funding LLC, 2.8271%, 2/22/19 (Section 4(2))	10,000,000	9,983,170
Hyundai Capital America, 2.6736%, 2/21/19 (Section 4(2))	10,000,000	9,983,515
Keuring Dr Pepper, Inc., 2.4538%, 2/6/19 (Section 4(2))	10,000,000	9,995,408
Pentair Finance Sarl, 3.1003%, 2/1/19 (Section 4(2))	7,600,000	7,599,376
Sempra Global, 5.0000%, 2/4/19 (Section 4(2))	10,000,000	9,996,969
Smithfield Foods, Inc., 2.9647%, 2/15/19 (Section 4(2))	10,000,000	9,987,583
VW Credit, Inc., 2.6478%, 2/26/19 (Section 4(2))	10,000,000	9,979,496

Total Commercial Paper (cost $197,908,151)		197,895,942

Total Investments (total cost $982,511,705) - 101.6%		975,180,009

Liabilities, net of Cash, Receivables and Other Assets - (1.6%)		(15,556,576)

Net Assets - 100%		$959,623,433

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$539,582,359	55.3%
Australia	248,586,527	25.5
Canada	36,264,429	3.7
Singapore	21,007,385	2.2
Cayman Islands	18,854,995	1.9
United Kingdom	18,733,536	1.9
China	17,495,101	1.8
Netherlands	13,678,418	1.4
South Korea	12,902,389	1.3
New Zealand	9,982,082	1.0
Hong Kong	9,977,122	1.0
Japan	8,608,059	0.9
Germany	6,948,467	0.7
Finland	5,524,705	0.6
Luxembourg	4,535,263	0.5
Spain	2,499,172	0.3
Total	$975,180,009	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open
Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount Sold/(Purchased)	USD Currency Amount Sold/(Purchased)	Market Value and Unrealized Appreciation (Depreciation)

Bank of America N.A.:
Australian Dollar	3/11/19	1,525,320	(1,085,936)	$(26,874)
New Zealand Dollar	3/11/19	5,000,000	(3,436,625)	(34,066)
(60,940)
Citibank N.A.:
Australian Dollar	3/11/19	500,000	(359,856)	(4,924)
Australian Dollar	3/11/19	2,000,000	(1,439,956)	(19,161)
Australian Dollar	3/11/19	2,600,000	(1,854,614)	(42,238)
Canadian Dollar	3/11/19	7,700,000	(5,801,924)	(66,466)
Polish Zloty	3/11/19	(22,700,000)	6,072,563	46,481
Polish Zloty	3/11/19	22,700,000	(6,049,784)	(69,260)
Mexican Peso	4/24/19	101,210,782	(5,233,128)	(23,067)
(178,635)
J.P. Morgan Chase Bank:
Australian Dollar	3/11/19	6,000,000	(4,322,196)	(55,156)
Australian Dollar	3/11/19	8,600,000	(6,196,601)	(77,603)
Australian Dollar	3/11/19	186,500,000	(134,580,265)	(1,482,423)
Euro	3/11/19	3,140,000	(3,612,262)	(1,496)
Euro	3/11/19	11,580,000	(13,331,382)	4,211
(1,612,467)

Total	$(181,231,966)	$(1,852,042)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation (Depreciation)	Variation Margin Asset/(Liability)

Futures Bought:
3-Year Australian Bond	1,103	03/15/19	$90,410,291	$262,473	$43,510

Futures Sold:
10-Year U.S. Treasury Note	92	03/20/19	11,267,125	(287,666)	(47,687)
5-Year U.S. Treasury Note	709	03/29/19	81,435,297	(1,341,729)	(222,417)

(1,629,395)	(270,104)

Total	$(1,366,922)	$(226,594)

Schedule of OTC Written Options
Counterparty	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Citibank N.A.	5,545,000	0.74	USD	4/18/19	$5,545,000	$35,488	$(8,196)	$(43,684)

Written Put Options:
Citibank N.A.	11,085,000	105.00	USD	4/18/19	$11,085,000	$66,787	$15,852	$(50,935)

Total						$1,02,275	$7,656	$(94,619)

Schedule of OTC Written Interest Rate Swaptions
Counterparty	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Call Swaptions:
Goldman Sachs & Co.	42,750,000	72.50	USD	4/17/19	$42,750,000	$51,300	$(75,829)	$(127,129)

Written Put Swaptions:
Goldman Sachs & Co.	42,750,000	90.00	USD	4/17/19	42,750,000	115,425	89,274	(26,151)
J.P. Morgan Chase Bank	93,705,748	2.92	USD	7/17/19	93,705,748	126,503	86,856	(39,647)

						241,928	176,130	(65,798)
Total						$293,228	$100,301	$(192,927)

Schedule of Centrally Cleared Interest Rate Swaps

Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)

3 Month LIBOR	2.5800% Fixed	Quarterly	8/28/22	130,000,000 NZD	$—	$392,658	$63,815
2.7100% Fixed	3 Month LIBOR	Quarterly	2/04/30	42,709,000 USD	—	24,751	(30,209)
3 Month LIBOR	2.4755% Fixed	Quarterly	2/04/22	191,454,000 USD	—	(56,345)	134,945

Total					$—	$361,064	$168,551

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset			Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)

CDX.NA.IG.31, Fixed Rate of 1.00%, Paid Quarterly			12/20/23	$42,750,000	$(404,973)	$(293,968)	$30,714

Average ending Monthly Market Value of Derivative Instruments During the Period Ended January 31, 2019

Derivative	Market Value
Forward foreign currency exchange contracts, purchased (a)	$2,526,575
Forward foreign currency exchange contracts, sold(a)	197,557,334
Futures contracts, purchased	62,360,564
Futures contracts, sold	114,599,232
Credit default swaps, long	14,250,000
Credit default swaps, short	14,465,959
Interest rate swaps, long	222,857,001
Interest rate swaps, short	222,739,324
Written call option	14,561
Written put option	16,979
Written call swaptions	42,376
Written put swaptions	21,933

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments and Other Information (unaudited)

CDOR	Canadian Dollar Offered Rate
ICE	Intercontinental Exchange
LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ºº	Rate reflects 7 day yield as of January 31, 2019.
Section 4(2)

Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended. The total value of Section 4(2) securities as of the period ended January 31, 2019 is $197,895,942, which represents 20.6% of net assets.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended January 31, 2019 is $155,787,336 which represents 16.2% of net assets.

(a)

Variable or floating rate security. Rate shown is the current rate as of January 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Asset-Backed Securities	$—	$		$—
Corporate Bonds	—		751,660,692	—
Mortgage-Backed Securities	—		13,410,692	—
Foreign Government Bonds	—		8,671,191	—
Investment Companies	855,151		—	—
Commercial Paper	—		197,895,942	—
Total Investments in Securities	$855,151		$974,324,858	$—

Other Financial Instruments(a):
Forward Currency Contracts	$—		$50,692	$—
Variation Margin Receivable	43,510		229,474	—
Total Other Financial Instruments	$43,510		$280,166	$—
Total Assets	$898,661		$974,605,024	$—

Liabilities Other Financial Instruments(a):
Forward Currency Contracts	$—		$1,902,734	$—
Options Written, at Value	—		94,619	—
Swaption Written, at Value	—		192,927	—
Variation Margin Payable	270,104		30,209	—
Total Liabilities	$270,104		$2,220,489	$—

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month US Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended January 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for risk various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation.

The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments. Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Fund purchased interest rate payer swaptions (call) in order to gain the exposure to interest rate risk.

During the period, the Fund sold interest rate receiver swaptions (put) in order to reduce the exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate swaps and paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time . As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

The Fund purchases fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return.

Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

The Obesity ETF

Schedule of Investments (unaudited)

January 31, 2019

	Shares	Value

Common Stocks - 100.1%
Biotechnology - 7.5%
Arena Pharmaceuticals, Inc.*	8,487	$390,147
Cohbar, Inc.*	4,906	16,092
Esperion Therapeutics, Inc.*	4,196	194,904
Lexicon Pharmaceuticals, Inc.*	7,056	33,375
Madrigal Pharmaceuticals, Inc.*	1,440	166,695
MannKind Corp.*	31,678	39,914
Poxel S.A.*	2,646	15,515
Rhythm Pharmaceuticals, Inc.*	4,339	115,417
Zafgen, Inc.*	5,693	25,277

		997,336
Diversified Consumer Services - 1.9%
Weight Watchers International, Inc.*	7,914	253,248
Health Care Equipment & Supplies - 47.1%
ABIOMED, Inc.*	2,906	1,020,209
AngioDynamics, Inc.*	6,274	132,381
Apex Biotechnology Corp.	14,000	14,127
Cardiovascular Systems, Inc.*	5,759	179,278
CryoLife, Inc.*	5,849	163,246
DexCom, Inc.*	5,935	837,013
EKF Diagnostics Holdings PLC*	51,039	21,425
Fisher & Paykel Healthcare Corp., Ltd.	62,983	550,170
Insulet Corp.*	8,099	657,558
iRhythm Technologies, Inc.*	3,678	312,630
Itamar Medical, Ltd.*	24,904	9,199
LeMaitre Vascular, Inc.	2,660	63,414
Lifetech Scientific Corp.*	562,000	121,042
Microport Scientific Corp.	111,000	106,520
Nipro Corp.	23,700	317,510
NxStage Medical, Inc.*	11,235	326,602
ResMed, Inc.	95,828	913,240
Rockwell Medical, Inc.*	8,786	27,412
Senseonics Holdings, Inc.*,#	20,524	51,515
TaiDoc Technology Corp.	7,203	42,789
Tandem Diabetes Care, Inc.*	8,851	384,842

		6,252,122
Health Care Providers & Services - 12.5%
DaVita, Inc.*	10,462	587,232
Fresenius Medical Care AG & Co. KGaA	14,563	1,075,475

		1,662,707
Internet & Catalog Retail - 1.9%
N Brown Group PLC	32,336	37,177
Nutrisystem, Inc.	4,970	215,748

		252,925
Personal Products - 8.6%
Herbalife Nutrition, Ltd.*	10,313	615,686
Medifast, Inc.	1,978	251,681
USANA Health Sciences, Inc.*	2,345	274,599

		1,141,966
Pharmaceuticals - 20.0%
Novo Nordisk A/S - Class B	56,735	2,652,382
Specialty Retail - 0.6%
Cato Corp. - Class A	3,741	55,554
Destination XL Group, Inc.*	5,795	14,951

		70,505

Total Common Stocks (cost $14,031,737)		13,283,191

		Shares		Value

Investment Companies - 0.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 2.3120%ºº,£ (cost $3,750)			3,750	$3,750

Total Investments (total cost $14,035,487) - 100.1%				13,286,941

Liabilities, net of Cash, Receivables and Other Assets - (0.1%)				(16,829)

Net Assets - 100%				$13,270,112

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$8,323,610	62.7%
Denmark	2,652,382	20.0
Germany	1,075,475	8.1
New Zealand	550,170	4.1
Japan	317,510	2.4
China	227,562	1.7
United Kingdom	58,602	0.4
Taiwan, Province Of China	56,916	0.4
France	15,515	0.1
Israel	9,199	0.1
Total	$13,286,941	100.0%

Schedules of Affiliated Investments — (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/19
Investment Companies — 0%
Investments Purchased with Cash Collateral from Securities Lending — 0%
Janus Henderson Cash Collateral Fund LLC, 2.3120% ºº	$283∆	$—	$—	$3,750

	Share Balance at 10/31/18	Purchases	Sales	Share Balance at 1/31/19
Investment Companies — 0%
Investments Purchased with Cash Collateral from Securities Lending — 0%
Janus Henderson Cash Collateral Fund LLC, 2.3120% ºº	63,969	221,446	(281,665)	3,750

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2019.
ºº	Rate shown is the 7-day yield as of January 31, 2019.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2019.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$13,283,191	$—	$—
Investment Companies	—	3,750	—

Total Assets	$13,283,191	$3,750	$—

Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers seven Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index ("Underlying Index") which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time and could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Other Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended January 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to January 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Detroit Street Trust

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Detroit Street Trust

(Principal Executive Officer)
Date: April 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Detroit Street Trust

(Principal Executive Officer)
Date: April 1, 2019

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Detroit Street Trust

(Principal Accounting Officer and Principal Financial Officer)

Date: April 1, 2019